                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-04801
                                   ---------------------------------------------

                             SunAmerica Equity Funds
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

        Harborside Financial Center, 3200 Plaza 5 Jersey City, NJ 07311
--------------------------------------------------------------------------------
     (Address of principal executive offices)                   (Zip code)

                                 John T. Genoy
                             Senior Vice President
                        SunAmerica Asset Management, LLC
                          Harborside Financial Center,
                                  3200 Plaza 5
                             Jersey City, NJ 07311
--------------------------------------------------------------------------------
                    (Name and address of agent for service)

Registrant's telephone number, including area code: (201) 324-6414
                                                   -----------------------------

Date of fiscal year end: September 30
                        --------------------------

Date of reporting period:  September 30, 2014
                         -------------------------

Item 1. Reports to Stockholders

[PHOTO]




                                                             ANNUAL REPORT 2014

SUNAMERICA
Equity Funds




[LOGO]

        SEPTEMBER 30, 2014                                         ANNUAL REPORT

SUNAMERICA EQUITY FUNDS

SUNAMERICA INTERNATIONAL DIVIDEND STRATEGY FUND (SIEAX)

SUNAMERICA JAPAN FUND (SAESX)

                        TABLE OF CONTENTS


        SHAREHOLDER LETTER..........................................  2
        EXPENSE EXAMPLE.............................................  4
        STATEMENT OF ASSETS AND LIABILITIES.........................  6
        STATEMENT OF OPERATIONS.....................................  8
        STATEMENT OF CHANGES IN NET ASSETS..........................  9
        FINANCIAL HIGHLIGHTS........................................ 10
        PORTFOLIO OF INVESTMENTS.................................... 12
        NOTES TO FINANCIAL STATEMENTS............................... 18
        REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM..... 30
        APPROVAL OF ADVISORY AGREEMENTS............................. 31
        TRUSTEE AND OFFICER INFORMATION............................. 36
        SHAREHOLDER TAX INFORMATION................................. 39
        COMPARISONS: FUNDS VS. INDICES.............................. 40

        SHAREHOLDER LETTER -- (UNAUDITED)


Dear Shareholders,

We are pleased to present this annual update for the SunAmerica Equity Funds for the 12 months ended September 30, 2014. It was a period wherein international equity performance was driven largely by economic conditions and monetary policies of global central banks, both of which diverged as the fiscal year progressed, as well as by concerns surrounding geopolitical events.

As the annual period began in October 2013, generally solid economic data, coupled with continued accommodative monetary policy from central banks around the world, raised many investors' expectations for 2014. Despite liquidity concerns in China and tepid economic growth in Europe, market participants were emboldened by signs of expansionary traction in the U.S. and Japan, the world's largest and third-largest economies, respectively. In the first quarter of 2014, global equities continued to advance. Despite ongoing geopolitical tensions surrounding the crisis in Ukraine, concerns about a Chinese growth slowdown and unsettling economic and political developments in several other emerging market countries, the global equity markets posted positive returns. Investors appeared to take solace from comments out of the European Central Bank ("ECB") and Chinese government suggesting that stimulus measures may be ramped up. Continued evidence of a Eurozone recovery, solid U.S. corporate earnings and robust merger and acquisition activity also aided bullish sentiment. Global equities continued their rally in the second quarter of 2014, as the ECB introduced a set of unconventional measures to fight disinflationary forces and rekindle growth in the Eurozone. In addition, the People's Bank of China ("PBOC") announced a cut in its reserve requirement ratio for major banks in order to stimulate lending and support growth.

Global equities then returned a modest gain in the third quarter of 2014 for the ninth consecutive quarter of positive returns. However, ongoing geopolitical tensions in Ukraine and the Middle East, Portuguese banking woes, Argentine government debt default, European economic malaise and the prospect of an accelerated U.S. Federal Reserve (the "Fed") interest rate hike timeline all conspired to stall the five-year-old global stock rally in September 2014. In addition, China's property slump and poor GDP readings in Japan and the Eurozone raised the specter of a slowdown in global economic growth. Nevertheless, there were several positive developments during the third calendar quarter. The ECB increased its accommodative monetary policy to spur growth; the PBOC eased monetary conditions to reduce financial fragilities and lower the risk of a recession; and the U.S. corporate earnings season painted a generally encouraging picture. Even with these upbeat events, many market participants found ample reason to reassess their risk appetites, especially given the strong bull market in recent years.

Against this backdrop, international equities, as measured by the MSCI ACWI ex-U.S. (Net)*, posted positive returns but lagged the U.S. equity market, returning 4.77% for the 12-month period ended September 30, 2014. To compare, U.S. equities, as measured by the S&P 500(R) Index*, returned 19.73% for the same 12 month period. Japanese equities, as measured by the MSCI Japan Index
(Net)*, posted a positive return of 0.62% during the same annual period.

Amid these conditions, each of the portfolios in the SunAmerica Equity Funds generated positive absolute returns during the annual period ended September 30, 2014. On the following pages, you will find detailed financial statements and portfolio information for each of the SunAmerica Equity Funds.

We thank you for being a part of the SunAmerica Equity Funds. We value your ongoing confidence in us and look forward to serving your investment needs in the future. As always, if you have any questions regarding your investments, please contact your financial advisor or get in touch with us directly at 800-858-8850 or www.safunds.com.

Sincerely,

THE SUNAMERICA EQUITY FUNDS INVESTMENT PROFESSIONALS

 Timothy Pettee       Jun Oh               Timothy Campion
 Andrew Sheridan      Kara Murphy          Jane Bayar




--------
Past performance is no guarantee of future results.

*The MSCI ACWI (ALL COUNTRY WORLD INDEX) EX-U.S. (NET) is a free float-adjusted market capitalization-weighted index designed to measure the equity market performance of 45 global developed and emerging markets, excluding the U.S. The S&P 500 INDEX is Standard & Poor's 500 Composite Stock Price Index, a widely recognized, unmanaged index of U.S. common stock prices. The MSCI JAPAN INDEX (NET) is a free-float adjusted market capitalization weighted index that is designed to track the equity market performance of Japanese securities listed on Tokyo Stock Exchange, Osaka Stock Exchange, JASDAQ and Nagoya Stock Exchange. Net total return indices reinvest dividends after the deduction of withholding taxes, using (for international indices) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. Indices are not managed and an investor cannot invest directly in an index.

        SUNAMERICA EQUITY FUNDS
        EXPENSE EXAMPLE -- SEPTEMBER 30, 2014 -- (UNAUDITED)


DISCLOSURE OF PORTFOLIO EXPENSES IN SHAREHOLDER REPORTS

As a shareholder of a Fund (each, a "Fund" and collectively, the "Funds") in the SunAmerica Equity Funds (the "Trust"), you may incur two types of costs:
(1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges and (2) ongoing costs, including management fees, distribution and service fees and other Fund expenses. The Example set forth below is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at April 1, 2014 and held until September 30, 2014.

ACTUAL EXPENSES

The "Actual" section of the table provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the column under the heading entitled "Expenses Paid During the Six Months Ended September 30, 2014" to estimate the expenses you paid on your account during this period. For shareholder accounts in classes other than Class I, the "Expenses Paid During the Six Months Ended September 30, 2014" column and the "Annualized Expense Ratio" column does not include small account fees that may be charged if your account balance is below $500 ($250 for retirement plan accounts). In addition, the "Expenses Paid During the Six Months Ended September 30, 2014" column does not include administrative fees that may apply to qualified retirement plan accounts. See the Funds' prospectus, your retirement plan document and/or materials from your financial adviser, for a full description of these fees. Had these fees been included, the "Expenses Paid During the Six Months Ended September 30, 2014" column would have been higher and the "Ending Account Value" would have been lower.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The "Hypothetical" section of the table provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. For shareholder accounts in classes other than Class I the "Expenses Paid During the Six Months Ended September 30, 2014" column and the "Annualized Expense Ratio" column does not include small account fees that may be charged if your account balance is below $500 ($250 for retirement plan accounts). In addition, the "Expenses Paid During the Six Months Ended September 30, 2014" column does not include administrative fees that may apply to qualified retirement plan accounts. See the Funds' prospectus, your retirement plan document and/or materials from your financial adviser, for a full description of these fees. Had these fees been included, the "Expenses Paid During the Six Months Ended September 30, 2014" column would have been higher and the "Ending Account Value" would have been lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, including sales charges on purchase payments, contingent deferred sales charges, small account fees and administrative fees, if applicable to your account. Please refer to the Fund's prospectus, your retirement plan document and/or materials from your financial adviser, for more information. Therefore, the "Hypothetical" example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs and other fees were included, your costs would have been higher.

        SUNAMERICA EQUITY FUNDS
        EXPENSE EXAMPLE -- SEPTEMBER 30, 2014 -- (UNAUDITED) (CONTINUED)


                                                         ACTUAL                                  HYPOTHETICAL
                                       ------------------------------------------ -------------------------------------------
                                                                                                ENDING ACCOUNT
                                                     ENDING ACCOUNT EXPENSE PAID                VALUE USING A
                                                      VALUE USING    DURING THE                  HYPOTHETICAL   EXPENSE PAID
                                         BEGINNING       ACTUAL      SIX MONTHS     BEGINNING     5% ASSUMED   DURING THE SIX
                                       ACCOUNT VALUE   RETURN AT        ENDED     ACCOUNT VALUE   RETURN AT     MONTHS ENDED
                                        AT APRIL 1,  SEPTEMBER 30,  SEPTEMBER 30,  AT APRIL 1,  SEPTEMBER 30,  SEPTEMBER 30,
FUND                                       2014           2014          2014          2014           2014           2014
----                                   ------------- -------------- ------------- ------------- -------------- --------------
INTERNATIONAL DIVIDEND STRATEGY FUND#
  Class A.............................   $1,000.00     $  983.32       $ 9.45       $1,000.00     $1,015.54        $ 9.60
  Class B.............................   $1,000.00     $  980.59       $12.66       $1,000.00     $1,012.28        $12.86
  Class C.............................   $1,000.00     $  980.55       $12.66       $1,000.00     $1,012.28        $12.86
  Class I.............................   $1,000.00     $  985.06       $ 8.56       $1,000.00     $1,016.44        $ 8.69
JAPAN FUND#
  Class A.............................   $1,000.00     $1,043.19       $ 9.73       $1,000.00     $1,015.54        $ 9.60
  Class B.............................   $1,000.00     $1,039.11       $13.03       $1,000.00     $1,012.28        $12.86
  Class C.............................   $1,000.00     $1,039.16       $13.04       $1,000.00     $1,012.28        $12.86






                                       ANNUALIZED
                                        EXPENSE
FUND                                     RATIO*
----                                   ----------
INTERNATIONAL DIVIDEND STRATEGY FUND#
  Class A.............................   1.90%
  Class B.............................   2.55%
  Class C.............................   2.55%
  Class I.............................   1.72%
JAPAN FUND#
  Class A.............................   1.90%
  Class B.............................   2.55%
  Class C.............................   2.55%

--------
* Expenses are equal to each Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by 183 days divided by 365 days (to reflect the one-half year period). These ratios do not reflect transaction costs, including sales charges on purchase payments, contingent deferred sales charges, small account fees and administrative fees, if applicable to your account. Please refer to your Prospectus, your retirement plan documents and/or materials from your financial advisor for more information.
# During the stated period, the investment advisor either waived a portion of or all of the fees and assumed a portion of or all expenses for the Funds or through recoupment provisions, recovered a portion of or all fees and expenses waived or reimbursed in the previous two fiscal years. As a result, if these fees and expenses had not been waived or assumed, the "Actual/Hypothetical Ending Account Value" would have been lower and the "Actual/Hypothetical Expenses Paid During the Six Months Ended September 30, 2014" and the "Expense Ratios" would have been higher. If these fees and expenses had not been recouped, the "Actual/Hypothetical Ending Account Value" would have been higher and the "Actual/Hypothetical Expenses Paid During the Six Months Ended September 30, 2014" and the annualized "Expense Ratio" would have been lower.

        SUNAMERICA EQUITY FUNDS
        STATEMENT OF ASSETS AND LIABILITIES -- SEPTEMBER 30, 2014

                                                   INTERNATIONAL
                                                 DIVIDEND STRATEGY    JAPAN
                                                       FUND           FUND
                                                 ----------------- -----------
ASSETS:
Investments at value (unaffiliated)*............   $217,457,727    $38,929,732
Repurchase agreements (cost approximates value).             --      1,381,000
                                                   ------------    -----------
 Total investments..............................    217,457,727     40,310,732
                                                   ------------    -----------
Cash............................................             --            182
Foreign cash*...................................      1,571,439        154,495
Receivable for:
 Fund shares sold...............................      1,172,216        348,855
 Dividends and interest.........................        899,429        259,887
 Investments sold...............................      6,018,057        164,107
Prepaid expenses and other assets...............          3,238          2,568
Due from investment adviser for expense
 reimbursements/fee waivers.....................         12,269         23,479
                                                   ------------    -----------
Total assets....................................    227,134,375     41,264,305
                                                   ------------    -----------
LIABILITIES:
Payable for:
 Fund shares redeemed...........................      3,133,589         37,301
 Investments purchased..........................        177,053        837,511
 Investment advisory and management fees........        195,798         37,601
 Distribution and service maintenance fees......         99,569         14,013
 Transfer agent fees and expenses...............         51,007          8,159
 Trustees' fees and expenses....................          2,007            628
 Other accrued expenses.........................        248,211        114,605
 Line of credit.................................      5,623,053             --
 Accrued foreign tax on capital gains...........        146,174             --
                                                   ------------    -----------
Total liabilities...............................      9,676,461      1,049,818
                                                   ------------    -----------
Net Assets......................................   $217,457,914    $40,214,487
                                                   ============    ===========
NET ASSETS REPRESENTED BY:
Shares of beneficial interest, $0.01 par value..   $    196,463    $    52,313
Paid-in capital.................................    324,123,585     37,461,060
                                                   ------------    -----------
                                                    324,320,048     37,513,373
Accumulated undistributed net investment income
 (loss).........................................       (110,190)       (21,510)
Accumulated undistributed net realized gain
 (loss) on investments, futures contracts,
 options contracts, securities sold short and
 foreign exchange transactions..................    (96,090,547)     2,719,212
Unrealized appreciation (depreciation) on
 investments....................................    (10,468,586)        10,621
Unrealized foreign exchange gain (loss) on
 other assets and liabilities...................        (46,637)        (7,209)
Accrued capital gains tax on unrealized
 appreciation (depreciation)....................       (146,174)            --
                                                   ------------    -----------
Net Assets......................................   $217,457,914    $40,214,487
                                                   ============    ===========
*Cost
 Investments (unaffiliated).....................   $227,926,313    $38,919,111
                                                   ============    ===========
 Foreign cash...................................   $  1,579,543    $   158,020
                                                   ============    ===========

See Notes to Financial Statements

        SUNAMERICA EQUITY FUNDS
        STATEMENT OF ASSETS AND LIABILITIES -- SEPTEMBER 30, 2014 -- (CONTINUED)

                                                    INTERNATIONAL
                                                  DIVIDEND STRATEGY    JAPAN
                                                        FUND           FUND
                                                  ----------------- -----------
CLASS A (UNLIMITED SHARES AUTHORIZED):
Net assets.......................................   $162,283,780    $35,177,686
Shares of beneficial interest issued and
 outstanding.....................................     14,321,299      4,553,535
Net asset value and redemption price per share...   $      11.33    $      7.73
Maximum sales charge (5.75% of offering price)...   $       0.69    $      0.47
                                                    ------------    -----------
Maximum offering price to public.................   $      12.02    $      8.20
                                                    ============    ===========
CLASS B (UNLIMITED SHARES AUTHORIZED):
Net assets.......................................   $  8,399,146    $   494,405
Shares of beneficial interest issued and
 outstanding.....................................        810,286         66,464
Net asset value, offering and redemption price
 per share (excluding any applicable contingent
 deferred sales charge)..........................   $      10.37    $      7.44
                                                    ============    ===========
CLASS C (UNLIMITED SHARES AUTHORIZED):
Net assets.......................................   $ 46,348,832    $ 4,542,396
Shares of beneficial interest issued and
 outstanding.....................................      4,477,451        611,333
Net asset value, offering and redemption price
 per share (excluding any applicable contingent
 deferred sales charge)..........................   $      10.35    $      7.43
                                                    ============    ===========
CLASS I (UNLIMITED SHARES AUTHORIZED):
Net assets.......................................   $    426,156    $        --
Shares of beneficial interest issued and
 outstanding.....................................         37,232             --
Net asset value, offering and redemption price
 per share.......................................   $      11.45    $        --
                                                    ============    ===========

See Notes to Financial Statements

        SUNAMERICA EQUITY FUNDS
        STATEMENT OF OPERATIONS -- SEPTEMBER 30, 2014

                                            INTERNATIONAL DIVIDEND
                                                STRATEGY FUND       JAPAN FUND
                                            ---------------------- -----------
INVESTMENT INCOME:
 Dividends (unaffiliated)..................      $  9,111,176      $   562,504
 Interest (unaffiliated)...................             5,201               --
                                                 ------------      -----------
   Total investment income*................         9,116,377          562,504
                                                 ------------      -----------
EXPENSES:
 Investment advisory and management fees...         1,697,802          373,571
 Distribution and service maintenance
   fees:
   Class A.................................           448,178          101,603
   Class B.................................            73,749            3,453
   Class C.................................           336,998           31,096
   Service Fees Class I....................             1,637               --
 Transfer agent fees and expenses:
   Class A.................................           298,932           66,179
   Class B.................................            18,963            1,874
   Class C.................................            79,810            8,192
   Class I.................................             1,474               --
 Registration fees:
   Class A.................................            28,966           22,245
   Class B.................................            12,125           17,696
   Class C.................................            18,354           18,132
   Class I.................................                --               --
 Custodian and accounting fees.............           138,883           23,217
 Reports to shareholders...................            64,889            3,980
 Audit and tax fees........................            64,462           67,196
 Legal fees................................            21,221           11,674
 Directors' fees and expenses..............             8,468            1,737
 Interest expense..........................               815              178
 Other expenses............................            46,013           16,099
                                                 ------------      -----------
   Total expenses before fee waivers,
    expense reimbursements and expense
    recoupments............................         3,361,739          768,122
   Net (Fees waived and expenses
    reimbursed)/recouped by investment
    adviser (Note 3).......................           130,226         (128,462)
                                                 ------------      -----------
   Net expenses............................         3,491,965          639,660
                                                 ------------      -----------
Net investment income (loss)...............         5,624,412          (77,156)
                                                 ------------      -----------
NET REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS AND FOREIGN CURRENCIES:
Net realized gain (loss) on investments
 (unaffiliated)............................         6,053,676        3,617,631
Net realized foreign exchange gain (loss)
 on other assets and liabilities...........          (507,933)           2,088
                                                 ------------      -----------
Net realized gain (loss) on investments
 and foreign currencies....................         5,545,743        3,619,719
                                                 ------------      -----------
Change in unrealized appreciation
 (depreciation) on investments
 (unaffiliated)............................       (15,050,008)      (2,325,214)
Change in unrealized foreign exchange
 gain (loss) on other assets and
 liabilities...............................           (54,097)          (8,999)
Change in accrued capital gains tax on
 unrealized appreciation (depreciation)....          (146,174)              --
                                                 ------------      -----------
Net unrealized gain (loss) on investments
 and foreign currencies....................       (15,250,279)      (2,334,213)
                                                 ------------      -----------
Net realized and unrealized gain (loss)
 on investments and foreign currencies.....        (9,704,536)       1,285,506
                                                 ------------      -----------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS.................      $ (4,080,124)     $ 1,208,350
                                                 ============      ===========

*Net of foreign withholding taxes on
 interest and dividends of.................      $  1,062,821      $    62,959
                                                 ============      ===========

See Notes to Financial Statements

        SUNAMERICA EQUITY FUNDS
        STATEMENT OF CHANGES IN NET ASSETS

                          INTERNATIONAL DIVIDEND
                               STRATEGY FUND                JAPAN FUND
                        --------------------------  --------------------------
                        FOR THE YEAR  FOR THE YEAR  FOR THE YEAR  FOR THE YEAR
                            ENDED         ENDED         ENDED         ENDED
                        SEPTEMBER 30, SEPTEMBER 30, SEPTEMBER 30, SEPTEMBER 30,
                            2014          2013          2014          2013
                        ------------- ------------- ------------- -------------
 INCREASE (DECREASE)
  IN NET ASSETS
 OPERATIONS:
  Net investment
    income (loss)...... $  5,624,412  $  4,029,916   $   (77,156)  $   (30,906)
  Net realized gain
    (loss) on
    investments and
    foreign currencies.    5,545,743      (664,280)    3,619,719     2,137,022
  Net unrealized gain
    (loss) on
    investments and
    foreign currencies.  (15,250,279)    4,531,110    (2,334,213)    3,476,971
                        ------------  ------------   -----------   -----------
 Net increase
  (decrease) in net
  assets resulting
  from operations......   (4,080,124)    7,896,746     1,208,350     5,583,087
                        ------------  ------------   -----------   -----------

 DISTRIBUTIONS TO
  SHAREHOLDERS FROM:
  Net investment
    income (Class A)...   (4,140,584)   (3,097,332)     (495,798)     (470,762)
  Net investment
    income (Class B)...     (195,830)     (207,523)       (5,794)       (3,078)
  Net investment
    income (Class C)...     (934,780)     (761,162)      (39,909)       (6,981)
  Net investment
    income (Class I)...      (19,978)      (51,338)           --            --
  Net realized gain on
    securities (Class
    A).................           --            --    (1,975,339)           --
  Net realized gain on
    securities (Class
    B).................           --            --       (27,616)           --
  Net realized gain on
    securities (Class
    C).................           --            --      (190,215)           --
  Net realized gain on
    securities (Class
    I).................           --            --            --            --
                        ------------  ------------   -----------   -----------
 Total distributions
  to shareholders......   (5,291,172)   (4,117,355)   (2,734,671)     (480,821)
                        ------------  ------------   -----------   -----------
 NET INCREASE
  (DECREASE) IN NET
  ASSETS RESULTING
  FROM CAPITAL SHARE
  TRANSACTIONS (NOTE 6)   98,901,371    54,407,385    14,227,530     1,061,292
                        ------------  ------------   -----------   -----------
 TOTAL INCREASE
  (DECREASE) IN NET
  ASSETS...............   89,530,075    58,186,776    12,701,209     6,163,558

 NET ASSETS:
 Beginning of period...  127,927,839    69,741,063    27,513,278    21,349,720
                        ------------  ------------   -----------   -----------
 End of period+........ $217,457,914  $127,927,839   $40,214,487   $27,513,278
                        ============  ============   ===========   ===========
 + Includes
  accumulated
  undistributed net
  investment income
  (loss)............... $   (110,190) $     36,713   $   (21,510)  $    45,538
                        ============  ============   ===========   ===========

See Notes to Financial Statements

        SUNAMERICA EQUITY FUNDS
        FINANCIAL HIGHLIGHTS

                                                                INTERNATIONAL DIVIDEND STRATEGY FUND
                                                                ------------------------------------
                                   NET GAIN
                                   (LOSS) ON
                NET               INVESTMENTS                       DISTRI-                        NET               NET
               ASSET      NET        (BOTH               DIVIDENDS  BUTIONS                       ASSET            ASSETS
               VALUE   INVESTMENT  REALIZED   TOTAL FROM  FROM NET   FROM   DISTRIBUTIONS  TOTAL  VALUE            END OF
             BEGINNING   INCOME       AND     INVESTMENT INVESTMENT CAPITAL  FROM RETURN  DISTRI- END OF   TOTAL   PERIOD
PERIOD ENDED OF PERIOD (LOSS)(1)  UNREALIZED) OPERATIONS   INCOME    GAINS   OF CAPITAL   BUTIONS PERIOD RETURN(2) (000'S)
------------ --------- ---------- ----------- ---------- ---------- ------- ------------- ------- ------ --------- --------
                                                                              CLASS A
-
  09/30/10    $11.58     $(0.01)    $ 0.33      $ 0.32     $(0.00)    $--      $(0.06)    $(0.06) $11.84    2.79%  $100,990
  09/30/11     11.84       0.08      (1.64)      (1.56)     (0.00)     --          --      (0.00)  10.28  (13.17)    50,177
  09/30/12     10.28       0.23       0.66        0.89      (0.26)     --          --      (0.26)  10.91    8.77     51,309
  09/30/13     10.91       0.47       0.50        0.97      (0.47)     --          --      (0.47)  11.41    9.24     96,020
  09/30/14     11.41       0.40      (0.14)       0.26      (0.34)     --          --      (0.34)  11.33    2.20    162,284
                                                                              CLASS B
-
  09/30/10     10.72      (0.09)      0.31        0.22         --      --          --         --   10.94    2.05      8,815
  09/30/11     10.94      (0.02)     (1.49)      (1.51)        --      --          --         --    9.43  (13.80)     5,130
  09/30/12      9.43       0.13       0.62        0.75      (0.14)     --          --      (0.14)  10.04    7.97      4,572
  09/30/13     10.04       0.34       0.50        0.84      (0.41)     --          --      (0.41)  10.47    8.65      5,948
  09/30/14     10.47       0.29      (0.12)       0.17      (0.27)     --          --      (0.27)  10.37    1.56      8,399
                                                                              CLASS C
-
  09/30/10     10.70      (0.09)      0.32        0.23         --      --          --         --   10.93    2.15     19,763
  09/30/11     10.93      (0.02)     (1.49)      (1.51)        --      --          --         --    9.42  (13.82)    13,190
  09/30/12      9.42       0.14       0.61        0.75      (0.14)     --          --      (0.14)  10.03    7.98     12,571
  09/30/13     10.03       0.36       0.47        0.83      (0.41)     --          --      (0.41)  10.45    8.56     24,776
  09/30/14     10.45       0.30      (0.13)       0.17      (0.27)     --          --      (0.27)  10.35    1.56     46,349
                                                                              CLASS I
-
  09/30/10     11.67      (0.02)      0.35        0.33      (0.01)     --       (0.06)     (0.07)  11.93    2.80      2,600
  09/30/11     11.93       0.08      (1.65)      (1.57)     (0.00)     --          --      (0.00)  10.36  (13.13)     1,625
  09/30/12     10.36       0.24       0.66        0.90      (0.27)     --          --      (0.27)  10.99    8.84      1,289
  09/30/13     10.99       0.44       0.56        1.00      (0.48)     --          --      (0.48)  11.51    9.41      1,184
  09/30/14     11.51       0.32      (0.02)       0.30      (0.36)     --          --      (0.36)  11.45    2.45        426



                  RATIO
                 OF NET
 RATIO OF      INVESTMENT
 EXPENSES     INCOME (LOSS)
TO AVERAGE     TO AVERAGE      PORTFOLIO
NET ASSETS     NET ASSETS      TURNOVER
----------    -------------    ---------


   1.85%(4)       (0.11)%(4)      295%
   1.84            0.63           262
   1.90(3)         2.07(3)        248
   1.90(3)         4.42(3)         32
   1.90(3)         3.47(3)         80


   2.55(3)(4)     (0.86)(3)(4)    295%
   2.55(3)        (0.18)(3)       262
   2.55(3)         1.29(3)        248
   2.55(3)         3.40(3)         32
   2.55(3)         2.71(3)         80


   2.55(3)(4)     (0.82)(3)(4)    295%
   2.55(3)        (0.14)(3)       262
   2.55(3)         1.38(3)        248
   2.55(3)         3.70(3)         32
   2.55(3)         2.85(3)         80


   1.80(3)(4)     (0.16)(3)(4)    295%
   1.80(3)         0.59(3)        262
   1.80(3)         2.14(3)        248
   1.80(3)         3.98(3)         32
   1.77(3)         2.66(3)         80

--------
(1)Calculated based upon average shares outstanding.
(2)Total return does not reflect sales load. Total return does include expense reimbursements.
(3)Net of the following expense reimbursements (recoupments) (based on average net assets) (See Note 3):

                                         09/30/10 09/30/11 09/30/12 09/30/13 09/30/14
                                         -------- -------- -------- -------- --------
International Dividend Strategy Class A.    -- %     -- %    0.25%    0.16%   (0.09)%
International Dividend Strategy Class B.   0.11     0.07     0.53     0.44     0.07
International Dividend Strategy Class C.   0.02    (0.00)    0.33     0.20    (0.05)
International Dividend Strategy Class I.   0.01    (0.09)    0.17     0.09    (0.09)

(4)Includes expense reimbursements, but excludes expense reductions. If the expense reductions had been applied the ratio of expenses to average net assets would have been lower and the ratio of net investment income to average net assets would have been higher by:

                                                        09/30/10
                                                        --------
               International Dividend Strategy Class A.   0.01%
               International Dividend Strategy Class B.   0.00
               International Dividend Strategy Class C.   0.01
               International Dividend Strategy Class I.   0.00

See Notes to Financial Statements

        SUNAMERICA EQUITY FUNDS
        FINANCIAL HIGHLIGHTS -- (CONTINUED)


                                                                           JAPAN FUND
                                                                           ----------
                                   NET GAIN
                                   (LOSS) ON
                NET               INVESTMENTS                       DISTRI-                        NET               NET
               ASSET      NET        (BOTH               DIVIDENDS  BUTIONS                       ASSET            ASSETS
               VALUE   INVESTMENT  REALIZED   TOTAL FROM  FROM NET   FROM   DISTRIBUTIONS  TOTAL  VALUE            END OF
             BEGINNING   INCOME       AND     INVESTMENT INVESTMENT CAPITAL  FROM RETURN  DISTRI- END OF   TOTAL   PERIOD
PERIOD ENDED OF PERIOD (LOSS)(1)  UNREALIZED) OPERATIONS   INCOME    GAINS   OF CAPITAL   BUTIONS PERIOD RETURN(2) (000'S)
------------ --------- ---------- ----------- ---------- ---------- ------- ------------- ------- ------ --------- -------
                                                                            CLASS A
  09/30/10     $8.34     $(0.02)    $ 1.07      $ 1.05     $(0.29)  $   --       $--      $(0.29) $9.10    13.01%  $58,538
  09/30/11      9.10       0.00      (1.11)      (1.11)     (0.26)      --        --       (0.26)  7.73   (12.68)   31,292
  09/30/12      7.73       0.04       0.02        0.06      (0.01)   (1.37)       --       (1.38)  6.41     1.38    20,714
  09/30/13      6.41      (0.01)      1.86        1.85      (0.16)      --        --       (0.16)  8.10    29.54    25,053
  09/30/14      8.10      (0.01)      0.37        0.36      (0.15)   (0.58)       --       (0.73)  7.73     4.81    35,178
                                                                            CLASS B
  09/30/10      8.17      (0.07)      1.04        0.97      (0.22)      --        --       (0.22)  8.92    12.16       377
  09/30/11      8.92      (0.05)     (1.09)      (1.14)     (0.23)      --        --       (0.23)  7.55   (13.24)      316
  09/30/12      7.55      (0.01)      0.04        0.03         --    (1.37)       --       (1.37)  6.21     0.87       197
  09/30/13      6.21      (0.05)      1.79        1.74      (0.10)      --        --       (0.10)  7.85    28.54       238
  09/30/14      7.85      (0.05)      0.34        0.29      (0.12)   (0.58)       --       (0.70)  7.44     4.07       494
                                                                            CLASS C
  09/30/10      8.16      (0.07)      1.05        0.98      (0.22)      --        --       (0.22)  8.92    12.30       691
  09/30/11      8.92      (0.04)     (1.11)      (1.15)     (0.23)      --        --       (0.23)  7.54   (13.35)      888
  09/30/12      7.54      (0.02)      0.05        0.03         --    (1.37)       --       (1.37)  6.20     0.85       438
  09/30/13      6.20      (0.03)      1.77        1.74      (0.10)      --        --       (0.10)  7.84    28.58     2,222
  09/30/14      7.84      (0.05)      0.34        0.29      (0.12)   (0.58)       --       (0.70)  7.43     4.07     4,542



                  RATIO
                 OF NET
  RATIO OF     INVESTMENT
  EXPENSES    INCOME (LOSS)
 TO AVERAGE    TO AVERAGE   PORTFOLIO
NET ASSETS(3) NET ASSETS(3) TURNOVER
------------- ------------- ---------

    1.90%         (0.24)%       77%
    1.90           0.04         79
    1.90           0.52        192
    1.90          (0.12)       162
    1.90          (0.19)       111

    2.55          (0.85)        77%
    2.55          (0.55)        79
    2.55          (0.16)       192
    2.55          (0.76)       162
    2.55          (0.65)       111

    2.55          (0.86)        77%
    2.55          (0.48)        79
    2.55          (0.23)       192
    2.55          (0.43)       162
    2.55          (0.65)       111

--------
(1)Calculated based upon average shares outstanding.
(2)Total return does not reflect sales load. Total return does include expense reimbursements.
(3)Net of the following expense reimbursements (based on average net assets) (See Note 3):

                                         09/30/10 09/30/11 09/30/12 09/30/13 09/30/14
                                         -------- -------- -------- -------- --------
Japan Class A...........................   0.18%    0.27%    0.59%    0.55%    0.29%
Japan Class B...........................   5.60     3.06     6.15     6.25     5.66
Japan Class C...........................   2.66     1.19     2.80     1.57     0.84

See Notes to Financial Statements

        SUNAMERICA INTERNATIONAL DIVIDEND STRATEGY FUND
        PORTFOLIO PROFILE -- SEPTEMBER 30, 2014 -- (UNAUDITED)


INDUSTRY ALLOCATION*

                 Oil Companies-Integrated...............  11.8%
                 Electric-Integrated....................   9.1
                 Telephone-Integrated...................   8.9
                 Medical-Drugs..........................   8.2
                 Oil Companies-Exploration & Production.   4.9
                 Cellular Telecom.......................   4.2
                 Oil Refining & Marketing...............   3.8
                 Electric-Generation....................   3.7
                 Electronic Components-Misc.............   3.6
                 Water..................................   3.5
                 Transport-Rail.........................   2.8
                 Chemicals-Diversified..................   2.7
                 Computers..............................   2.6
                 Computers-Periphery Equipment..........   2.5
                 Machinery-General Industrial...........   2.5
                 Retail-Hypermarkets....................   2.3
                 Coal...................................   2.2
                 Shipbuilding...........................   2.2
                 Real Estate Operations & Development...   2.1
                 Television.............................   1.9
                 Insurance-Multi-line...................   1.9
                 Transport-Services.....................   1.9
                 Brewery................................   1.8
                 Insurance-Life/Health..................   1.7
                 Medical-Generic Drugs..................   1.7
                 Public Thoroughfares...................   1.5
                 Metal-Iron.............................   1.4
                 Cosmetics & Toiletries.................   1.4
                 Telecom Services.......................   1.2
                                                         -----
                                                         100.0%
                                                         =====

COUNTRY ALLOCATION*

                Brazil..................................  23.9%
                Taiwan..................................  11.8
                Thailand................................  11.3
                Finland.................................   8.1
                United Kingdom..........................   7.1
                Israel..................................   4.7
                Japan...................................   4.2
                Singapore...............................   4.1
                Canada..................................   3.3
                Belgium.................................   2.7
                Norway..................................   2.6
                France..................................   2.4
                Italy...................................   2.2
                Chile...................................   2.1
                Russia..................................   2.0
                Germany.................................   1.9
                Denmark.................................   1.9
                Colombia................................   1.4
                Cayman Islands..........................   1.3
                Austria.................................   1.0
                Bermuda.................................   0.0
                                                         -----
                                                         100.0%
                                                         =====

--------
*Calculated as a percentage of net assets

        SUNAMERICA INTERNATIONAL DIVIDEND STRATEGY FUND
        PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2014

                                                                      VALUE
                  SECURITY DESCRIPTION                     SHARES    (NOTE 2)
 -----------------------------------------------------------------------------
 COMMON STOCKS -- 93.0%
 AUSTRIA -- 1.0%
  OMV AG................................................     64,568 $ 2,172,970
                                                                    -----------
 BELGIUM -- 2.7%
  Belgacom SA...........................................    171,634   5,974,523
                                                                    -----------
 BERMUDA -- 0.0%
  Peace Mark Holdings, Ltd.+(1)(2)......................    800,000           0
                                                                    -----------
 BRAZIL -- 16.9%
  AMBEV SA..............................................    598,000   3,918,668
  Cia de Saneamento Basico do Estado de Sao Paulo.......    470,500   3,802,059
  Cia de Saneamento de Minas Gerais-COPASA..............    295,600   3,743,683
  EcoRodovias Infraestrutura e Logistica SA.............    658,100   3,242,441
  EDP-Energias do Brasil SA.............................    836,900   3,419,058
  Natura Cosmeticos SA..................................    205,554   3,105,459
  Odontoprev SA.........................................  1,030,600   3,747,254
  Porto Seguro SA+......................................    361,100   4,191,135
  Tractebel Energia SA..................................    277,500   3,901,042
  Transmissora Alianca de Energia Eletrica SA...........    471,000   3,765,691
                                                                    -----------
                                                                     36,836,490
                                                                    -----------
 CANADA -- 3.3%
  BCE, Inc..............................................     62,633   2,678,240
  Canadian Oil Sands, Ltd...............................    241,195   4,449,385
                                                                    -----------
                                                                      7,127,625
                                                                    -----------
 CAYMAN ISLANDS -- 1.3%
  TPK Holding Co., Ltd..................................    484,000   2,903,730
                                                                    -----------
 CHILE -- 2.1%
  Enersis SA............................................ 14,307,686   4,527,847
                                                                    -----------
 COLOMBIA -- 1.4%
  Ecopetrol SA..........................................  2,010,200   3,141,876
                                                                    -----------
 DENMARK -- 1.9%
  TDC A/S...............................................    542,781   4,122,282
                                                                    -----------
 FINLAND -- 8.1%
  Elisa Oyj.............................................    191,307   5,079,071
  Metso Oyj.............................................    148,706   5,296,614
  Orion Oyj, Class B....................................    182,197   7,133,844
                                                                    -----------
                                                                     17,509,529
                                                                    -----------
 FRANCE -- 2.4%
  Total SA..............................................     79,371   5,157,841
                                                                    -----------
 GERMANY -- 1.9%
  ProSiebenSat.1 Media AG...............................    105,392   4,199,791
                                                                    -----------
 ISRAEL -- 4.7%
  Bezeq The Israeli Telecommunication Corp., Ltd........  2,540,274   4,387,429
  Israel Chemicals, Ltd.................................    306,474   2,205,178
  Teva Pharmaceutical Industries, Ltd...................     68,186   3,678,725
                                                                    -----------
                                                                     10,271,332
                                                                    -----------
 ITALY -- 2.2%
  Eni SpA...............................................    197,751   4,713,150
                                                                    -----------
 JAPAN -- 4.2%
  NTT DOCOMO, Inc.......................................    289,915   4,838,745
  TonenGeneral Sekiyu KK................................    498,073   4,355,159
                                                                    -----------
                                                                      9,193,904
                                                                    -----------

                                                                      VALUE
                SECURITY DESCRIPTION                     SHARES      (NOTE 2)
------------------------------------------------------------------------------
NORWAY -- 2.6%
 Statoil ASA..........................................    206,128  $  5,621,017
                                                                   ------------
RUSSIA -- 2.0%
 Mobile Telesystems OJSC ADR..........................    285,617     4,267,118
                                                                   ------------
SINGAPORE -- 4.1%
 Hutchison Port Holdings Trust........................  5,866,000     4,106,200
 Yangzijiang Shipbuilding Holdings, Ltd...............  5,086,000     4,704,460
                                                                   ------------
                                                                      8,810,660
                                                                   ------------
TAIWAN -- 11.8%
 Asustek Computer, Inc................................    587,000     5,596,081
 Chicony Electronics Co., Ltd.........................  1,836,615     5,494,238
 Radiant Opto-Electronics Corp.+......................  1,276,000     5,054,587
 Ruentex Development Co., Ltd.........................  2,812,000     4,543,460
 Ruentex Industries, Ltd..............................  2,208,000     4,914,006
                                                                   ------------
                                                                     25,602,372
                                                                   ------------
THAILAND -- 11.3%
 Banpu PCL............................................  5,264,038     4,789,179
 BTS Group Holdings PCL............................... 20,496,000     6,194,628
 PTT Exploration & Production PCL.....................  1,224,300     6,041,264
 PTT Global Chemical PCL..............................  1,977,679     3,720,537
 Thai Oil PCL.........................................  2,455,922     3,900,693
                                                                   ------------
                                                                     24,646,301
                                                                   ------------
UNITED KINGDOM -- 7.1%
 AstraZeneca PLC......................................     89,378     6,435,519
 BP PLC...............................................    659,686     4,849,421
 GlaxoSmithKline PLC..................................    184,397     4,223,955
                                                                   ------------
                                                                     15,508,895
                                                                   ------------
TOTAL COMMON STOCKS
   (cost $210,494,074)................................              202,309,253
                                                                   ------------
PREFERRED SECURITIES -- 7.0%
BRAZIL -- 7.0%
 AES Tiete SA.........................................    475,102     4,182,800
 Cia Energetica de Minas Gerais.......................    552,571     3,383,940
 Cia Paranaense de Energia, Class B...................    328,606     4,475,834
 Vale SA..............................................    319,700     3,105,900
                                                                   ------------
TOTAL PREFERRED SECURITIES
   (cost $17,432,239).................................               15,148,474
                                                                   ------------
TOTAL LONG-TERM INVESTMENT SECURITIES
   (cost $227,926,313)................................              217,457,727
                                                                   ------------
TOTAL INVESTMENTS --
   (cost $227,926,313)(3).............................      100.0%  217,457,727
Other assets less liabilities.........................        0.0           187
                                                       ----------  ------------
NET ASSETS --                                               100.0% $217,457,914
                                                       ==========  ============

--------
+    Non-income producing security
(1) Fair valued security. Securities are classified as Level 3 based on the securities valuation inputs; see Note 2.
(2) Illiquid security. At September 30, 2014, the aggregate value of these securities was $0 representing 0.0% of net assets.
(3)  See Note 5 for cost of investments on a tax basis.
ADR -- AmericanDepository Receipt

        SUNAMERICA INTERNATIONAL DIVIDEND STRATEGY FUND
        PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2014 -- (CONTINUED)


The following is a summary of the inputs used to value the Fund's net assets as of September 30, 2014 (see Note 2):

                                  LEVEL 1 -- UNADJUSTED LEVEL 2 -- OTHER  LEVEL 3 -- SIGNIFICANT
                                      QUOTED PRICES     OBSERVABLE INPUTS  UNOBSERVABLE INPUTS      TOTAL
-                                 --------------------- ----------------- ---------------------- ------------
ASSETS
LONG-TERM INVESTMENT SECURITIES:
  Common Stock:
   Bermuda.......................     $         --             $--                 $ 0           $          0
   Brazil........................       36,836,490              --                  --             36,836,490
   Finland.......................       17,509,529              --                  --             17,509,529
   Taiwan........................       25,602,372              --                  --             25,602,372
   Thailand......................       24,646,301              --                  --             24,646,301
   United Kingdom................       15,508,895              --                  --             15,508,895
   Other Countries*..............       82,205,666              --                  --             82,205,666
  Preferred Securities:
   Brazil........................       15,148,474              --                  --             15,148,474
                                      ------------             ---                 ---           ------------
Total............................     $217,457,727             $--                 $ 0           $217,457,727
                                      ============             ===                 ===           ============

--------
* Sum of all other countries each of which individually has an aggregate market value of less than 5% of net assets. For a detailed presentation of securities by country classification, please refer to the Portfolio of Investments.

The Fund's policy is to recognize transfers between Levels as of the end of the reporting period. Securities held at the beginning of the period currently valued at $59,409,703 were transferred from Level 2 to Level 1 due to foreign equity securities whose values were previously adjusted for fair value pricing procedures for foreign equity securities. There were no additional transfers between Levels during the reporting period.

At the beginning and end of the reporting period, Level 3 investments in securities were not considered a material portion of the Fund.



See Notes to Financial Statements

        SUNAMERICA JAPAN FUND
        PORTFOLIO PROFILE -- SEPTEMBER 30, 2014 -- (UNAUDITED)

        SUNAMERICA JAPAN FUND
        PORTFOLIO PROFILE -- SEPTEMBER 30, 2014 -- (UNAUDITED)

INDUSTRY ALLOCATION*

                 Auto/Truck Parts & Equipment-Original..  13.5%
                 Auto-Cars/Light Trucks.................   8.5
                 Telephone-Integrated...................   6.0
                 Television.............................   5.5
                 Electronic Components-Misc.............   5.4
                 Banks-Commercial.......................   4.3
                 Insurance-Life/Health..................   4.2
                 Diversified Banking Institutions.......   3.6
                 Repurchase Agreements..................   3.4
                 E-Commerce/Products....................   3.0
                 Brewery................................   2.9
                 Non-Ferrous Metals.....................   2.9
                 Real Estate Management/Services........   2.6
                 Chemicals-Diversified..................   2.4
                 Electronic Measurement Instruments.....   2.4
                 Insurance-Property/Casualty............   2.3
                 Machinery-Farming......................   2.2
                 Machine Tools & Related Products.......   2.0
                 Real Estate Operations & Development...   1.9
                 Machinery-General Industrial...........   1.9
                 Transport-Marine.......................   1.7
                 Computers-Integrated Systems...........   1.6
                 Auto-Heavy Duty Trucks.................   1.6
                 Chemicals-Specialty....................   1.5
                 Retail-Discount........................   1.3
                 Steel-Specialty........................   1.3
                 Photo Equipment & Supplies.............   1.2
                 Medical-Drugs..........................   1.2
                 Cosmetics & Toiletries.................   1.1
                 Oil Companies-Exploration & Production.   1.1
                 Machinery-Electrical...................   1.1
                 Web Portals/ISP........................   1.0
                 Steel-Producers........................   0.9
                 Retail-Drug Store......................   0.9
                 Capacitors.............................   0.9
                 Retail-Misc./Diversified...............   0.5
                 Travel Services........................   0.4
                                                         -----
                                                         100.2%
                                                         =====


COUNTRY ALLOCATION*

                Japan...................................  96.8%
                United States...........................   3.4
                Bermuda.................................   0.0
                                                         -----
                                                         100.2%
                                                         =====

--------
*Calculated as a percentage of net assets

                                                                 VALUE
                    SECURITY DESCRIPTION               SHARES   (NOTE 2)
       ------------------------------------------------------------------
       COMMON STOCKS -- 96.8%
       AUTO-CARS/LIGHT TRUCKS -- 8.5%
         Daihatsu Motor Co., Ltd......................  17,720 $  281,291
         Fuji Heavy Industries, Ltd...................  32,100  1,061,268
         Honda Motor Co., Ltd.........................  17,000    589,013
         Isuzu Motors, Ltd............................  44,000    621,837
         Mitsubishi Motors Corp.......................  72,000    873,782
                                                               ----------
                                                                3,427,191
                                                               ----------
       AUTO-HEAVY DUTY TRUCKS -- 1.6%
         Hino Motors, Ltd.............................  45,600    637,797
                                                               ----------
       AUTO/TRUCK PARTS & EQUIPMENT-ORIGINAL -- 13.5%
         Aisin Seiki Co., Ltd.........................  21,167    763,305
         Denso Corp...................................  23,850  1,099,264
         KYB Co., Ltd................................. 169,500    763,465
         NOK Corp.....................................   9,000    206,464
         Sumitomo Electric Industries, Ltd............  46,840    692,083
         TACHI-S Co., Ltd.............................  20,644    298,531
         Toyota Industries Corp.......................  16,380    791,557
         TS Tech Co., Ltd.............................  33,020    802,656
                                                               ----------
                                                                5,417,325
                                                               ----------
       BANKS-COMMERCIAL -- 4.3%
         Shinsei Bank, Ltd............................ 379,000    812,081
         Sumitomo Mitsui Financial Group, Inc.........  22,580    920,494
                                                               ----------
                                                                1,732,575
                                                               ----------
       BREWERY -- 2.9%
         Asahi Group Holdings, Ltd....................  15,400    445,536
         Kirin Holdings Co., Ltd......................  55,200    733,064
                                                               ----------
                                                                1,178,600
                                                               ----------
       CAPACITORS -- 0.9%
         Mitsumi Electric Co., Ltd....................  52,200    376,954
                                                               ----------
       CHEMICALS-DIVERSIFIED -- 2.4%
         Mitsubishi Gas Chemical Co., Inc............. 153,000    975,127
                                                               ----------
       CHEMICALS-SPECIALTY -- 1.5%
         Tokyo Ohka Kogyo Co., Ltd....................  22,310    590,119
                                                               ----------
       COMPUTERS-INTEGRATED SYSTEMS -- 1.6%
         OBIC Co., Ltd.+..............................  17,850    637,994
                                                               ----------
       COSMETICS & TOILETRIES -- 1.1%
         Pigeon Corp..................................   3,600    203,838
         Pola Orbis Holdings, Inc.....................   6,470    253,373
                                                               ----------
                                                                  457,211
                                                               ----------
       DIVERSIFIED BANKING INSTITUTIONS -- 3.6%
         Mitsubishi UFJ Financial Group, Inc.......... 255,520  1,444,937
                                                               ----------
       E-COMMERCE/PRODUCTS -- 3.0%
         Rakuten, Inc................................. 103,210  1,188,550
                                                               ----------
       ELECTRONIC COMPONENTS-MISC. -- 5.4%
         Anritsu Corp.................................  71,300    544,136
         Japan Display, Inc.+.........................  79,400    382,973
         Toshiba Corp................................. 267,000  1,237,196
                                                               ----------
                                                                2,164,305
                                                               ----------
       ELECTRONIC MEASUREMENT INSTRUMENTS -- 2.4%
         Yokogawa Electric Corp.......................  73,000    959,799
                                                               ----------

                                                                 VALUE
                    SECURITY DESCRIPTION               SHARES   (NOTE 2)
       ------------------------------------------------------------------
       INSURANCE-LIFE/HEALTH -- 4.2%
         Sony Financial Holdings, Inc.................  49,780 $  805,195
         T&D Holdings, Inc............................  67,425    865,905
                                                               ----------
                                                                1,671,100
                                                               ----------
       INSURANCE-PROPERTY/CASUALTY -- 2.3%
         Tokio Marine Holdings, Inc...................  29,800    924,500
                                                               ----------
       MACHINE TOOLS & RELATED PRODUCTS -- 2.0%
         DMG Mori Seiki Co., Ltd......................  61,900    793,539
                                                               ----------
       MACHINERY-ELECTRICAL -- 1.1%
         Mitsubishi Electric Corp.....................  31,930    425,200
                                                               ----------
       MACHINERY-FARMING -- 2.2%
         Kubota Corp..................................  55,300    873,556
                                                               ----------
       MACHINERY-GENERAL INDUSTRIAL -- 1.9%
         Makino Milling Machine Co., Ltd.............. 104,460    772,437
                                                               ----------
       MEDICAL-DRUGS -- 1.2%
         Takeda Pharmaceutical Co., Ltd...............  11,100    482,560
                                                               ----------
       MISCELLANEOUS MANUFACTURING -- 0.0%
         Peace Mark Holdings, Ltd.+(1)(2).............   8,000          0
                                                               ----------
       NON-FERROUS METALS -- 2.9%
         Mitsubishi Materials Corp.................... 362,000  1,171,735
                                                               ----------
       OIL COMPANIES-EXPLORATION & PRODUCTION -- 1.1%
         Inpex Corp...................................  30,600    432,320
                                                               ----------
       PHOTO EQUIPMENT & SUPPLIES -- 1.2%
         FUJIFILM Holdings Corp.......................  15,820    486,104
                                                               ----------
       REAL ESTATE MANAGEMENT/SERVICES -- 2.6%
         Mitsubishi Estate Co., Ltd...................  45,680  1,028,138
                                                               ----------
       REAL ESTATE OPERATIONS & DEVELOPMENT -- 1.9%
         Leopalace21 Corp.+........................... 142,900    784,370
                                                               ----------
       RETAIL-DISCOUNT -- 1.3%
         Don Quijote Holdings Co., Ltd................   9,100    521,897
                                                               ----------
       RETAIL-DRUG STORE -- 0.9%
         Tsuruha Holdings, Inc........................   6,800    378,208
                                                               ----------
       RETAIL-MISC./DIVERSIFIED -- 0.5%
         Ryohin Keikaku Co., Ltd......................   1,725    205,569
                                                               ----------
       STEEL-PRODUCERS -- 0.9%
         Yamato Kogyo Co., Ltd........................  11,400    380,433
                                                               ----------
       STEEL-SPECIALTY -- 1.3%
         Hitachi Metals, Ltd..........................  28,500    513,481
                                                               ----------
       TELEPHONE-INTEGRATED -- 6.0%
         KDDI Corp....................................  19,100  1,148,177
         Nippon Telegraph & Telephone Corp............  12,570    781,764
         SoftBank Corp................................   6,900    483,739
                                                               ----------
                                                                2,413,680
                                                               ----------
       TELEVISION -- 5.5%
         Nippon Television Holdings, Inc..............  80,150  1,223,352
         TV Asahi Holdings Corp.......................  63,560  1,002,587
                                                               ----------
                                                                2,225,939
                                                               ----------
       TRANSPORT-MARINE -- 1.7%
         Mitsui OSK Lines, Ltd........................ 221,139    705,709
                                                               ----------

16

        SUNAMERICA JAPAN FUND
        PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2014

        SUNAMERICA JAPAN FUND
        PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2014 -- (CONTINUED)


                                                                   VALUE
                SECURITY DESCRIPTION                  SHARES      (NOTE 2)
    -----------------------------------------------------------------------
    COMMON STOCKS (CONTINUED)
    TRAVEL SERVICES -- 0.4%
      HIS Co., Ltd.................................      6,100  $   162,574
                                                                -----------
    WEB PORTALS/ISP -- 1.0%
      Yahoo Japan Corp.............................    102,100      388,199
                                                                -----------
    TOTAL LONG-TERM INVESTMENT SECURITIES
       (cost $38,919,111)..........................              38,929,732
                                                                -----------
    REPURCHASE AGREEMENT -- 3.4%
      Agreement with State Street Bank & Trust
       bearing interest at 0.00% dated 09/30/2014
       to be repurchased 10/01/2014 in the amount
       of $1,381,000 and collateralized by
       $1,525,000 of Federal Home Loan Mtg. Corp.
       Notes bearing interest at 2.00% due
       01/30/2023 and having an approximate value
       of $1,413,192 (cost $1,381,000)............. $1,381,000    1,381,000
                                                                -----------
    TOTAL INVESTMENTS
       (cost $40,300,111)(3).......................      100.2%  40,310,732
    Liabilities in excess of other assets..........       (0.2)     (96,245)
                                                    ----------  -----------
    NET ASSETS                                           100.0% $40,214,487
                                                    ==========  ===========

--------
+  Non-income producing security
(1)Fair valued security. Securities are classified as Level 3 based on the securities valuation inputs; see Note 2.
(2)Illiquid security. At September 30, 2014, the aggregate value of these securities was $0 representing 0.0% of net assets.
(3)See Note 5 for cost of investments on a tax basis.


The following is a summary of the inputs used to value the Fund's net assets as of September 30, 2014 (see Note 2):

                                           LEVEL 1 -- UNADJUSTED LEVEL 2 -- OTHER  LEVEL 3 -- SIGNIFICANT
                                               QUOTED PRICES     OBSERVABLE INPUTS  UNOBSERVABLE INPUTS      TOTAL
-                                          --------------------- ----------------- ---------------------- -----------
ASSETS:
LONG-TERM INVESTMENT SECURITIES:
  Common Stock:
   Auto-Cars/Light Trucks.................      $ 3,427,191         $       --              $--           $ 3,427,191
   Auto/Truck Parts & Equipment-Original..        5,417,325                 --               --             5,417,325
   Electronic Components-Misc.............        2,164,305                 --               --             2,164,305
   Miscellaneous Manufacturing............               --                 --                0                     0
   Telephone-Integrated...................        2,413,680                 --               --             2,413,680
   Television.............................        2,225,939                 --               --             2,225,939
   Other Industries*......................       23,281,292                 --               --            23,281,292
Repurchase Agreement......................               --          1,381,000               --             1,381,000
                                                -----------         ----------              ---           -----------
Total.....................................      $38,929,732         $1,381,000              $ 0           $40,310,732
                                                ===========         ==========              ===           ===========

--------
* Sum of all other industries each of which individually has an aggregate market value of less than 5% of net assets. For a detailed presentation of securities by industry classification, please refer to the Portfolio of Investments.

The Fund's policy is to recognize transfers between Levels as of the end of the reporting period. Securities held at the beginning of the period currently valued at $16,317,306 were transferred from Level 2 to Level 1 due to foreign equity securities whose values were previously adjusted for fair value pricing procedures for foreign equity securities. There were no additional transfers between Levels during the reporting period.

At the beginning and end of the reporting period, Level 3 investments in securities were not considered a material portion of the Fund.

See Notes to Financial Statements

        SUNAMERICA EQUITY FUNDS
        NOTES TO FINANCIAL STATEMENTS -- SEPTEMBER 30, 2014

Note 1. Organization

   SunAmerica Equity Funds is registered under the Investment Company Act of 1940, as amended (the "1940 Act") as an open-end management investment company and was organized as a Massachusetts business trust (the "Trust" or "Equity Funds") on June 18, 1986. It currently consists of two different funds (each, a "Fund" and collectively, the "Funds"). Each Fund is a separate series of the Trust with a distinct objective and/or strategy. Each Fund is advised and/or managed by SunAmerica Asset Management, LLC (the "Adviser" or "SunAmerica"). An investor may invest in one or more of the following Funds: SunAmerica International Dividend Strategy Fund ("International Dividend Strategy Fund") or SunAmerica Japan Fund ("Japan Fund"). On October 28, 2013 the SunAmerica Value Fund was reorganized into SunAmerica Focused Alpha Large Cap Fund, a series of SunAmerica Specialty Series. The Funds are considered to be separate entities for financial and tax reporting purposes.

   The investment objective and principal investment techniques for each of the Funds are as follows:

   INTERNATIONAL DIVIDEND STRATEGY FUND seeks total return by employing a "buy and hold" strategy to identify approximately 50 to 100 high dividend yielding equity securities selected annually from the MSCI ACWI ex-U.S. Index. At least 80% of the Fund's net assets, plus any borrowing for investment purposes, will be invested in dividend yielding equity securities.

   JAPAN FUND seeks long-term capital appreciation by active trading of securities of Japanese issuers and other investments that are tied economically to Japan ("Japanese companies"). Under normal circumstances, at least 80% of the Fund's net assets, plus any borrowings for investment purposes, will be invested in Japanese companies.

   Each Fund is organized as a "diversified" fund within the meaning of the 1940 Act.

   Each Fund offers multiple classes of shares. The classes within each Fund are presented in the Statement of Assets and Liabilities. The cost structure for each class is as follows:

   Class A shares are offered at net asset value per share plus an initial sales charge. Additionally, purchases of Class A shares in amounts $1,000,000 or more will be purchased at net asset value but will be subject to a contingent deferred sales charge on redemptions made within two years of purchase.

   Class B shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase. Class B shares of each Fund convert automatically to Class A shares approximately eight years after purchase of such Class B shares and at such time will be subject to the lower distribution fee applicable to Class A shares.

   Class C shares are offered at net asset value per share without an initial sales charge, although may be subject to a contingent deferred sales charge on redemptions made within 12 months of purchase.

   Class I shares are closed to new purchases, however, existing investors may continue to purchase shares through reinvestments of dividends and capital gains distributions.

   Each class of shares bears the same voting, dividend, liquidation and other rights and conditions, except as may otherwise be provided in the Trust's registration statement. Class A, Class B and Class C shares each make distribution and account maintenance fee payments under the distribution plans pursuant to Rule 12b-1 under the 1940 Act, except that Class B and Class C shares are subject to higher distribution fee rates. Class I shares have not adopted a 12b-1 plan and make no payments thereunder, however, Class I shares pay a service fee to the Funds' distributor for providing administrative and shareholder services.

   INDEMNIFICATIONS: Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, pursuant to Indemnification Agreements between the Trust and each of the current trustees who is not an "interested person," as defined in Section 2(a)(19) of the 1940 Act, of the Trust (collectively, the "Disinterested Trustees"), the Trust provides the Disinterested Trustees with a limited indemnification against liabilities arising out of the performance of their duties to the Trust, whether such liabilities are asserted during or after their service as trustees. In addition, in the normal course of business the Trust enters into contracts that contain the obligation to

        SUNAMERICA EQUITY FUNDS
        NOTES TO FINANCIAL STATEMENTS -- SEPTEMBER 30, 2014 -- (CONTINUED)

   indemnify others. The Trust's maximum exposure under these arrangements is unknown. Currently, however, the Trust expects the risk of loss to be remote.

Note 2. Significant Accounting Policies

   The preparation of financial statements in accordance with U.S. generally accepted accounting principles ("GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and those differences could be significant. The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements:

   SECURITY VALUATION: In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the Funds disclose the fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. In accordance with GAAP, fair value is defined as the price that the Funds would receive upon selling an asset or transferring a liability in a timely transaction to an independent third party in the principal or most advantageous market. GAAP established a three-tier hierarchy to provide more transparency around the inputs used to measure fair value and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tiers are as follows:

   Level 1 -- Unadjusted quoted prices in active markets for identical securities
   Level 2 -- Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets, adjusted quoted prices on foreign equity securities that were adjusted in accordance with pricing procedures approved by the Board of Trustees ("the Board") , etc.)
   Level 3 -- Significant unobservable inputs (includes inputs that reflect the Funds' own assumptions about the assumptions market participants would use in pricing the security, developed based on the best information available under the circumstances)

   Changes in valuation techniques may result in transfers in or out of an investment's assigned Level within the hierarchy. The methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to each security.

   The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is recently issued and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

   The summary of inputs used to value the Funds' net assets as of September 30, 2014 are reported on a schedule following the Portfolio of Investments.

   Stocks are generally valued based upon closing sales prices reported on recognized securities exchanges on which the securities are principally traded and are generally categorized as Level 1. Stocks listed on the NASDAQ are valued using the NASDAQ Official Closing Price ("NOCP"). Generally, the NOCP will be the last sale price unless the reported trade for the stock is outside the range of the bid/ask price. In such cases, the NOCP will be normalized to the nearer of the bid or ask price. For listed securities having no sales reported and for unlisted securities, such securities will be valued based upon the last reported bid price.

   As of the close of regular trading on the New York Stock Exchange ("NYSE"), securities traded primarily on security exchanges outside the United States are valued at the last sale price on such exchanges on the day of valuation, or if there is no sale on the

        SUNAMERICA EQUITY FUNDS
        NOTES TO FINANCIAL STATEMENTS -- SEPTEMBER 30, 2014 -- (CONTINUED)

   day of valuation, at the last-reported bid price. If a security's price is available from more than one exchange, the Funds use the exchange that is the primary market for the security. However, depending on the foreign market, closing prices may be up to 15 hours old when they are used to price the Fund's shares, and the Fund may determine that certain closing prices do not reflect the fair value of the security. This determination will be based on review of a number of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. If a Fund determines that closing prices do not reflect the fair value of the securities, the Fund will adjust the previous closing prices in accordance with pricing procedures approved by the Board to reflect what it believes to be the fair value of the securities as of the close of regular trading on the NYSE. The Funds may also fair value securities in other situations, for example, when a particular foreign market is closed but a Fund is open. For foreign equity securities and foreign equity futures contracts, the Funds use an outside pricing service to provide it with closing market prices and information used for adjusting those prices and when so adjusted, such securities and futures are generally categorized as Level 2.

   Bonds, debentures, other long-term debt securities, and short term debt securities with maturities in excess of 60 days, are valued at evaluated bid prices obtained for the day of valuation from a Board-approved pricing service, and are generally categorized as Level 2. The pricing service may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate, and maturity date, option adjusted spreads models, prepayments projections, interest rate spreads, and yield curves to determine current value. If a price is unavailable from a Board-approved pricing service, the securities may be priced at the mean of two independent quotes obtained from brokers.

   Short-term securities with 60 days or less to maturity are amortized to maturity based on their cost to the Fund if acquired within 60 days of maturity or, if already held by the Fund on the 60th day, are amortized to maturity based on the value determined on the 61st day, and are generally categorized as Level 2.

   Investments in registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded. Registered investment companies are generally categorized as Level 1.

   Other securities are valued on the basis of last sale or bid price (if a last sale price is not available) which is, in the opinion of the Adviser, the broadest and most representative market, that may be either a securities exchange or over-the-counter market and are generally categorized as Level 1 or Level 2.

   The Board is responsible for the share valuation process and has adopted policies and procedures (the "PRC Procedures") for valuing the securities and other assets held by the Funds, including procedures for the fair valuation of securities and other assets for which market quotations are not readily available or are unreliable. The PRC Procedures provide for the establishment of a pricing review committee, which is responsible for, among other things, making certain determinations in connection with the Trust's fair valuation procedures. Securities for which market quotations are not readily available or the values of which may be significantly impacted by the occurrence of developments or significant events are generally categorized as Level 3. There is no single standard for making fair value determinations, which may result in prices that vary from those of other funds.

   MASTER AGREEMENTS: The Funds have entered into Master Repurchase Agreements ("Master Agreements") with certain counterparties that govern repurchase agreement transactions. The Master Agreements may contain provisions regarding, among other things, the parties' general obligations, representations, agreements, collateral requirements and events of default. Collateral can be in the form of cash or securities as agreed to by the Funds and applicable counterparty. The Master Agreements typically specify certain standard termination events, such as failure of a party to pay or deliver, credit support defaults and other events of default. Upon the occurrence of an event of default, the other party may elect to terminate early and cause settlement of all repurchase agreement transactions outstanding pursuant to a particular Master Agreement, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the Funds' counterparties to elect early termination could cause the Funds to accelerate the payment of liabilities. Typically, the Master Agreement will permit a single net payment in the event of default. Note, however, that bankruptcy or

        SUNAMERICA EQUITY FUNDS
        NOTES TO FINANCIAL STATEMENTS -- SEPTEMBER 30, 2014 -- (CONTINUED)

   insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events. As of September 30, 2014, the repurchase agreements held by the Funds are subject to master netting agreements. See the Portfolio of Investments and Notes to the Financial Statements for more information about a Fund's holdings in repurchase agreements.

   REPURCHASE AGREEMENTS: The Funds, along with other affiliated registered investment companies, pursuant to procedures adopted by the Board and applicable guidance from the Securities and Exchange Commission ("SEC"), may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. In a repurchase agreement, the seller of a security agrees to repurchase the security at a mutually agreed-upon time and price, which reflects the effective rate of return for the term of the agreement. For repurchase agreements and joint repurchase agreements, the Trusts' custodian takes possession of the collateral pledged for investments in such repurchase agreements ("repo" or collectively "repos"). The underlying collateral is valued daily on a mark to market basis, plus accrued interest to ensure that the value, at the time the agreement is entered into, is equal to at least 102% of the repurchase price, including accrued interest. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Trust may be delayed or limited.

   SECURITIES TRANSACTIONS, INVESTMENT INCOME, EXPENSES, DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: Security transactions are recorded on a trade date basis. Realized gains and losses on the sale of investments are calculated on the identified cost basis. For financial statement purposes, the Funds amortize all premiums and accrete all discounts on fixed income securities.

   Interest income is accrued daily from settlement date except when collection is not expected. Dividend income is recorded on the ex-dividend date except for certain dividends from foreign securities, which are recorded as soon as the Trust is informed after the ex-dividend date.

   Funds which earn foreign income and capital gains may be subject to foreign withholding taxes and capital gains taxes at various rates. Under applicable foreign law, a withholding of tax may be imposed on interest, dividends, and capital gains from the sale of foreign securities at various rates.

   Net investment income, expenses other than class specific expenses, and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares of each class of shares at the beginning of the day (after adjusting for current capital shares activity of the respective class).

   Expenses common to all Funds, not directly related to individual Funds are allocated among the Funds based upon relative net assets or other appropriate allocation methods. In all other respects, expenses are charged to each Fund as incurred on a specific identification basis.

   Dividends from net investment income, if any, are normally paid quarterly for the International Dividend Strategy Fund. The Japan Fund pays annually. Capital gain distributions, if any, are paid annually. Each of the Funds reserves the right to declare and pay dividends less frequently than disclosed above, provided that the net realized capital gains and net investment income, if any, are paid at least annually. The Funds record dividends and distributions to their shareholders on the ex-dividend date.

   The amount of dividends and distributions from net investment income and net realized capital gains are determined and presented in accordance with federal income tax regulations, which may differ from GAAP. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts at fiscal year-end based on their federal tax-basis treatment; temporary differences do not require reclassification. Net assets are not affected by these reclassifications.

   Each Fund is considered a separate entity for tax purposes and intends to comply with the requirements of the Internal Revenue Code, as amended, applicable to regulated investment companies and distribute all of its taxable income, including any net capital gains on investments, to its shareholders. Each Fund also intends to distribute sufficient net investment income and net

        SUNAMERICA EQUITY FUNDS
        NOTES TO FINANCIAL STATEMENTS -- SEPTEMBER 30, 2014 -- (CONTINUED)

   capital gains, if any, so that each Fund will not be subject to excise tax on undistributed income and gains. Therefore, no federal income tax or excise tax provision is required.

     Each Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained, assuming examination by tax authorities. Management has analyzed each Fund's tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years 2011 - 2013 or expected to be taken in each Fund's 2014 tax return. The Funds are not aware of any tax provisions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. The Funds file U.S. federal and certain state income tax returns. With few exceptions, the Funds are no longer subject to U.S. federal and state tax examinations by tax authorities for tax returns ending before 2011.

     FOREIGN CURRENCY TRANSLATION: The books and records of the Funds are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies and commitments under forward foreign currency contracts are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation.

     The Funds do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of securities held at the end of the year.

     Similarly, the Funds do not isolate the effect of changes in foreign exchange rates from the changes in the market prices of portfolio securities sold during the year.

     Realized foreign exchange gains and losses on other assets and liabilities and change in unrealized foreign exchange gains and losses on other assets and liabilities located in the Statements of Operations include realized foreign exchange gains and losses from currency gains or losses between the trade and the settlement dates of securities transactions, the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Funds' books and the U.S. dollar equivalent amounts actually received or paid and changes in the unrealized foreign exchange gains and losses relating to the other assets and liabilities arising as a result of changes in the exchange rates.

     NEW ACCOUNTING PRONOUNCEMENTS: In December 2011 the FASB issued Accounting Standards Update ("ASU") No. 2011-11 "Disclosures about Offsetting Assets and Liabilities, which was subsequently clarified in FASB ASU 2013-01 "Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities" which was issued January 2013. The amended Standard requires an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The new and revised disclosures are effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. All required changes to accounting policies have been made in accordance with ASU No. 2011-11 and 2013-01.

Note 3. Investment Advisory and Management Agreement, Distribution Agreement and Service Agreement

     The Trust, on behalf of each Fund, has an Investment Advisory and Management Agreement (the "Agreement") with SunAmerica. Under the Agreement, SunAmerica provides continuous supervision of a Fund's portfolio and administers its corporate affairs, subject to general review by the Trustees. In connection therewith, SunAmerica furnishes the Funds with office facilities, maintains certain of the Funds' books and records, and pays the salaries and expenses of all personnel, including officers of the Funds who are employees of SunAmerica and its affiliates.

     The Funds pay SunAmerica a monthly investment advisory and management fee calculated daily at the following annual percentages of each Fund's average daily net assets:

                                       MANAGEMENT
FUND                                      FEES
----                                   ----------
International Dividend Strategy Fund+.    1.00%
Japan Fund............................    1.15

22

--------
+ Pursuant to a Fee Waiver Agreement, SunAmerica was contractually obligated to waive its advisory fee so that the aggregate advisory fee payable by the Fund to SunAmerica did not exceed an annual rate of 0.95% of average daily net assets. For the year ended September 30, 2014, the amount of the advisory fees waived were $23,391. These amounts are reflected in the Statement of Operations. Effective January 31, 2014, this Fee Waiver Agreement terminated pursuant to its terms.

        SUNAMERICA EQUITY FUNDS
        NOTES TO FINANCIAL STATEMENTS -- SEPTEMBER 30, 2014 -- (CONTINUED)


   For the year ended September 30, 2014, SunAmerica earned fees in the amounts stated in the Statement of Operations.

   The Japan Fund is subadvised by Wellington Management Company, LLP ("Wellington Management") pursuant to a subadvisory agreement with SunAmerica. Wellington Management receives an annual fee of 0.45% of average daily net assets of the Japan Fund, which is paid by SunAmerica. In addition, Wellington Management had agreed to voluntarily waive 50% or 0.225% of the subadvisory fee payable to it by SunAmerica. Effective June 1, 2014, Wellington Management discontinued this voluntary fee waiver.

   SunAmerica has contractually agreed to waive fees or reimburse expenses to the extent necessary to cap the Funds' annual fund operating expenses at the following percentages of each Class's average daily net assets. For the purposes of waived fee and/or reimbursed expense calculations, annual fund operating expenses shall not include extraordinary expenses, as determined under generally accepted accounting principles, such as litigation, or acquired fund fees and expenses, brokerage commissions and other transactional expenses relating to the purchase and sale of portfolio securities, interest, taxes governmental fees and other expenses not incurred in the ordinary course of the Funds' business. The contractual fee waivers and expense reimbursements will continue in effect indefinitely unless terminated by the Trustees, including a majority of the Disinterested Trustees.

FUND PERCENTAGE
---------------
International Dividend Strategy Fund Class A. 1.90%
International Dividend Strategy Fund Class B. 2.55
International Dividend Strategy Fund Class C. 2.55
International Dividend Strategy Fund Class I. 1.80
Japan Fund Class A........................... 1.90
Japan Fund Class B........................... 2.55
Japan Fund Class C........................... 2.55

   Any contractual waivers and/or reimbursements made by SunAmerica are subject to recoupment from the Funds within two years after the occurrence of the waiver and/or reimbursement, provided that the Funds are able to effect such payments to SunAmerica and remain in compliance with the expense limitations in effect at the time the waivers and/or reimbursements were made.

   For the year ended September 30, 2014, pursuant to the contractual expense limitations referred to above, SunAmerica has waived or reimbursed expenses as follows:

                                              OTHER EXPENSES
FUND                                            REIMBURSED
----                                          --------------
Japan Fund...................................    $16,387

FUND                                              AMOUNT
----                                          --------------
International Dividend Strategy Fund Class A.    $ 6,467
International Dividend Strategy Fund Class B.      7,910
International Dividend Strategy Fund Class C.      5,661
International Dividend Strategy Fund Class I.         --
Japan Fund Class A...........................     71,156
Japan Fund Class B...........................     19,365
Japan Fund Class C...........................     24,375

   For the year ended September 30, 2014, the amounts recouped by SunAmerica are as follows:

                                              OTHER EXPENSES
FUND                                             RECOUPED
----                                          --------------
International Dividend Strategy Fund.........    $ 51,925

FUND                                              AMOUNT
----                                          --------------
International Dividend Strategy Fund Class A.    $101,628
International Dividend Strategy Fund Class B.       1,370
International Dividend Strategy Fund Class C.      18,108
International Dividend Strategy Fund Class I.         624
Japan Fund Class A...........................       2,821

        SUNAMERICA EQUITY FUNDS
        NOTES TO FINANCIAL STATEMENTS -- SEPTEMBER 30, 2014 -- (CONTINUED)


   At September 30, 2014, expenses previously waived and/or reimbursed by SunAmerica that remain subject to recoupment and expire during the time periods indicated are as follows:

                                                OTHER EXPENSES REIMBURSED
                                          -------------------------------------
FUND                                      SEPTEMBER 30, 2015 SEPTEMBER 30, 2016
----                                      ------------------ ------------------
Japan Fund...............................      $58,268            $16,387

                                           CLASS SPECIFIC EXPENSES REIMBURSED
                                          -------------------------------------
FUND                                      SEPTEMBER 30, 2015 SEPTEMBER 30, 2016
----                                      ------------------ ------------------
International Dividend Strategy Fund
 Class A.................................      $    --            $ 6,467
International Dividend Strategy Fund
 Class B.................................       19,805              7,910
International Dividend Strategy Fund
 Class C.................................       26,135              5,661
International Dividend Strategy Fund
 Class I.................................           --                 --
Japan Fund Class A.......................       62,143             71,156
Japan Fund Class B.......................       12,355             19,365
Japan Fund Class C.......................       14,362             24,375

   The Trust, on behalf of each Fund, has entered into a Distribution Agreement with AIG Capital Services, Inc.* ("ACS" or the "Distributor"), an affiliate of the Adviser. Each Fund has adopted a Distribution Plan on behalf of each class of shares (other than Class I shares) (each a "Plan" and collectively, the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act, hereinafter referred to as the "Class A Plan," "Class B Plan" and "Class C Plan." In adopting the Plans, the Trustees determined that there was a reasonable likelihood that each such Plan would benefit the Fund and the shareholders of the respective class. The sales charge and distribution fees of a particular class will not be used to subsidize the sale of shares of any other class.

   Under the Class A Plan, Class B Plan and Class C Plan, the Distributor receives a distribution fee from a Fund at an annual rate of 0.10%, 0.75% and 0.75%, respectively, of the average daily net assets of the Fund's
   Class A, Class B and Class C shares to compensate the Distributor and certain securities firms for providing sales and promotional activities for distributing that class of shares. The distribution costs for which the Distributor may be compensated include fees paid to broker-dealers that have sold Fund shares, commissions and other expenses such as those incurred for sales literature, prospectus printing and distribution and compensation to wholesalers. It is possible that in any given year the amount paid to the Distributor under each Class' Plan may exceed the Distributor's distribution costs as described above. The Plans provide that the Class A, Class B and Class C shares of each Fund will pay the Distributor an account maintenance fee up to an annual rate of 0.25% of the aggregate average daily net assets of such class of shares for payments to compensate the Distributor and certain securities firms for account maintenance activities. Accordingly, for the year ended September 30, 2014, ACS received fees (see Statement of Operations) based upon the aforementioned rates.

   In addition, ACS is paid a fee of 0.25% of average daily net assets of Class I shares in connection with providing administrative and shareholder services to Class I shareholders. For the year ended September 30, 2014, ACS earned fees (see Statement of Operations) based upon the aforementioned rates.

   ACS receives sales charges on each Fund's Class A shares, portions of which are reallocated to affiliated broker-dealers and non-affiliated broker-dealers. ACS also receives the proceeds of contingent deferred sales charges paid by investors in connection with certain redemptions of each Fund's Class A, Class B and Class C shares. ACS has advised the funds that for the year ended September 30, 2014, the proceeds received from sales (and paid out to affiliated and non-affiliated broker-dealers) and redemptions are as follows:

                                                     CLASS A                           CLASS B       CLASS C
                               ---------------------------------------------------- ------------- -------------
                                                                       CONTINGENT    CONTINGENT    CONTINGENT
                                SALES     AFFILIATED   NON-AFFILIATED   DEFERRED      DEFERRED      DEFERRED
FUND                           CHARGES  BROKER-DEALERS BROKER-DEALERS SALES CHARGES SALES CHARGES SALES CHARGES
----                           -------- -------------- -------------- ------------- ------------- -------------
International Dividend
 Strategy Fund................ $599,584    $58,389        $447,542       $47,026       $9,410        $6,547
Japan Fund....................  246,246      5,229         202,305         3,971           25         1,644

24

--------
* Effective February 28, 2014, SunAmerica Capital Services, Inc. changed its name to AIG Capital Services, Inc.

        SUNAMERICA EQUITY FUNDS
        NOTES TO FINANCIAL STATEMENTS -- SEPTEMBER 30, 2014 -- (CONTINUED)


   The Trust has entered into a Service Agreement with SunAmerica Fund Services, Inc. ("SAFS"), an affiliate of the Adviser. Under the Service Agreement, SAFS performs certain shareholder account functions by assisting the Funds' transfer agent, State Street Bank and Trust Company, in connection with the services that it offers to the shareholders of the Funds. Pursuant to the Service Agreement, the Funds pay a fee to SAFS for services rendered based upon an annual rate of 0.22% of average daily net assets. For the year ended September 30, 2014, the Funds incurred the following expenses which are included in transfer agent fees payable in the Statement of Asset and Liabilities and in transfer agent fees and expenses in the Statement of Operations to compensate SAFS pursuant to the terms of the Service Agreement.

                                                  EXPENSE               PAYABLE AT SEPTEMBER 30, 2014
                                      -------------------------------- -------------------------------
FUND                                  CLASS A  CLASS B CLASS C CLASS I CLASS A CLASS B CLASS C CLASS I
----                                  -------- ------- ------- ------- ------- ------- ------- -------
International Dividend Strategy Fund. $278,916 $16,077 $73,697 $1,441  $29,676 $1,610  $8,319    $82
Japan Fund...........................   63,368     736   6,817     --    5,826     61     759     --

   At September 30, 2014, the following affiliates owned a percentage of the outstanding shares of the following funds: Focused Multi-Asset Strategy Portfolio and Focused Balanced Strategy Portfolio owned 8% and 6%, respectively, of the SunAmerica International Dividend Strategy Fund; Focused Multi-Asset Strategy Portfolio and Focused Balanced Strategy Portfolio owned 40% and 9%, respectively, of the Japan Fund.

Note 4. Purchases and Sales of Investment Securities

   The cost of purchases and proceeds from sales and maturities of long-term investments during the year ended September 30, 2014 were as follows:

                                                      INTERNATIONAL
                                                    DIVIDEND STRATEGY
                                                          FUND        JAPAN FUND
                                                    ----------------- -----------
Purchases (excluding U.S. government securities)...   $240,148,004    $46,232,013
Sales (excluding U.S. government securities) ......    131,413,032     35,238,816
Purchase of U.S. government securities ............             --             --
Sales and maturities of U.S. government securities.             --             --

Note 5. Federal Income Taxes

   The following details the tax basis of distributions as well as the components of distributable earnings. The tax basis components of distributable earnings differ from the amounts reflected in the Statement of Assets and Liabilities by temporary book/tax differences primarily arising from wash sales, investments in passive foreign investment companies, deferred compensation payments, foreign taxes payable and derivative transactions.

                                                    FOR THE YEAR ENDED SEPTEMBER 30, 2014
                                      ------------------------------------------------------------------
                                               DISTRIBUTABLE EARNINGS              TAX DISTRIBUTIONS
                                      ----------------------------------------  ------------------------
                                                   LONG-TERM      UNREALIZED
                                       ORDINARY  GAINS/CAPITAL   APPRECIATION    ORDINARY    LONG-TERM
                                        INCOME   LOSS CARRYOVER (DEPRECIATION)*   INCOME   CAPITAL GAINS
                                      ---------- -------------- --------------- ---------- -------------
International Dividend Strategy Fund. $  402,718  $(95,426,863)  $(11,750,768)  $5,291,172   $     --
Japan Fund...........................  2,692,598       364,693       (329,621)   1,911,294    823,377

--------
* Unrealized appreciation (depreciation) includes amounts for derivatives and other assets and liabilities denominated in foreign currency.

                                         TAX DISTRIBUTIONS
                                         FOR THE YEAR ENDED
                                         SEPTEMBER 30, 2013
                                      ------------------------
                                       ORDINARY    LONG-TERM
                                        INCOME   CAPITAL GAINS
                                      ---------- -------------
International Dividend Strategy Fund. $4,117,355   $      --
Japan Fund...........................    480,821          --

        SUNAMERICA EQUITY FUNDS
        NOTES TO FINANCIAL STATEMENTS -- SEPTEMBER 30, 2014 -- (CONTINUED)


   The amounts of aggregate unrealized gain (loss) and the cost of investment securities for federal income tax purposes, including short-term securities and repurchase agreements, were as follows at September 30, 2014:

                                            INTERNATIONAL
                                              DIVIDEND
                                            STRATEGY FUND  JAPAN FUND
                                            ------------- -----------
Cost (tax basis)........................... $229,015,684  $40,636,562
                                            ============  ===========
Appreciation...............................    9,034,647    1,744,411
Depreciation...............................  (20,592,604)  (2,070,241)
                                            ------------  -----------
Net unrealized appreciation (depreciation). $(11,557,957) $  (325,830)
                                            ============  ===========

   For the year ended September 30, 2014, the reclassifications arising from book/tax differences resulted in increases (decreases) that were primarily due to disposition of passive foreign investment companies securities, and foreign currency transactions to the components of net assets as follows:

                                            ACCUMULATED            ACCUMULATED
                                         UNDISTRIBUTED NET      UNDISTRIBUTED NET
FUND                                  INVESTMENT INCOME (LOSS) REALIZED GAIN (LOSS)  CAPITAL PAID-IN
----                                  ------------------------ --------------------  ---------------
International Dividend Strategy Fund.        $(480,143)              $480,143             $--
Japan Fund...........................          551,609              (551,609)              --

   For Federal income tax purposes, the Funds indicated below have capital loss carryforwards, which expire in the year indicated, as of September 30, 2014, which are available to offset future capital gains, if any:

FUND                                             CAPITAL LOSS CARRYFORWARD+               UNLIMITED+
----                                   ----------------------------------------------- ----------------
                                          2015        2016        2017        2018         ST      LT
                                       ----------- ----------- ----------- ----------- ---------- -----
International Dividend Strategy Fund*. $31,528,888 $25,210,425 $16,578,456 $19,381,525 $2,727,569 $  --
Japan Fund............................          --          --          --          --         --    --

--------
+ On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the "Act") was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. Under the Act, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term losses rather than being considered all short-term as under previous law.
* The capital loss carryforwards include realized capital losses from the acquisition of other funds. Certain losses may be subject to annual limitations imposed by the Internal Revenue Code. Therefore, it is possible that not all of the capital losses will be available for use. As of September 30, 2014, based on current tax law, the International Dividend Strategy Fund has $0 of capital losses that will not be available for use.

   The Funds indicated below utilized capital loss carryforwards, which offset net taxable gains realized in the current year ended September 30, 2014.

                                      CAPITAL LOSS
                                      CARRYFORWARD
FUND                                    UTILIZED
----                                  ------------
International Dividend Strategy Fund.  $5,655,349
Japan Fund...........................          --

        SUNAMERICA EQUITY FUNDS
        NOTES TO FINANCIAL STATEMENTS -- SEPTEMBER 30, 2014 -- (CONTINUED)


Note 6. Capital Share Transactions

   Transactions in capital shares of each class of each Fund were as follows:

                                                        INTERNATIONAL DIVIDEND STRATEGY FUND
                          ------------------------------------------------------------------------------------------------
                                                CLASS A                                          CLASS B
                          --------------------------------------------------  --------------------------------------------
                             FOR THE YEAR ENDED        FOR THE YEAR ENDED       FOR THE YEAR ENDED     FOR THE YEAR ENDED
                             SEPTEMBER 30, 2014        SEPTEMBER 30, 2013       SEPTEMBER 30, 2014     SEPTEMBER 30, 2013
                          ------------------------  ------------------------  ---------------------  ---------------------
                            SHARES       AMOUNT       SHARES       AMOUNT      SHARES      AMOUNT     SHARES      AMOUNT
                          ----------  ------------  ----------  ------------  --------  -----------  --------  -----------
Shares sold(1)(2)........ 10,141,651  $122,319,215   5,798,641  $ 64,710,792   706,588  $ 7,873,260   235,651  $ 2,417,773
Reinvested dividends.....    278,544     3,325,814     255,296     2,731,325    13,528      148,269    16,359      161,707
Shares redeemed(1)(2)(3). (4,515,532)  (52,501,032) (2,342,145)  (25,651,140) (478,112)  (5,107,918) (138,911)  (1,403,186)
                          ----------  ------------  ----------  ------------  --------  -----------  --------  -----------
Net increase (decrease)..  5,904,663  $ 73,143,997   3,711,792  $ 41,790,977   242,004  $ 2,913,611   113,099  $ 1,176,294
                          ==========  ============  ==========  ============  ========  ===========  ========  ===========

                                                        INTERNATIONAL DIVIDEND STRATEGY FUND
                          ------------------------------------------------------------------------------------------------
                                                CLASS C                                          CLASS I
                          --------------------------------------------------  --------------------------------------------
                             FOR THE YEAR ENDED        FOR THE YEAR ENDED       FOR THE YEAR ENDED     FOR THE YEAR ENDED
                             SEPTEMBER 30, 2014        SEPTEMBER 30, 2013       SEPTEMBER 30, 2014     SEPTEMBER 30, 2013
                          ------------------------  ------------------------  ---------------------  ---------------------
                            SHARES       AMOUNT       SHARES       AMOUNT      SHARES      AMOUNT     SHARES      AMOUNT
                          ----------  ------------  ----------  ------------  --------  -----------  --------  -----------
Shares sold(1)(2)........  2,566,050  $ 28,424,533   1,498,326  $ 15,393,857        --  $        --        --  $        --
Reinvested dividends.....     64,750       706,088      63,771       627,446     1,694       19,978     4,748       51,338
Shares redeemed(1)(2)(3).   (524,134)   (5,543,315)   (444,666)   (4,419,530)  (67,379)    (763,521)  (19,146)    (212,997)
                          ----------  ------------  ----------  ------------  --------  -----------  --------  -----------
Net increase (decrease)..  2,106,666  $ 23,587,306   1,117,431  $ 11,601,773   (65,685) $  (743,543)  (14,398) $  (161,659)
                          ==========  ============  ==========  ============  ========  ===========  ========  ===========

--------
(1)For the year ended September 30, 2014, includes automatic conversion of 45,073 shares of Class B shares in the amount of $486,223 to 41,253 shares of Class A shares in the amount of $486,223.
(2)For the year ended September 30, 2013, includes automatic conversion of 49,437 shares of Class B shares in the amount of $502,149 to 45,403 shares of Class A shares in the amount of $502,149.
(3)For the year ended September 30, 2013, net of redemption fees of $13,719, $1,004, $3,582 and $244 for Class A, Class B, Class C and Class I shares, respectively.

                                                                JAPAN FUND
                          -------------------------------------------------------------------------------------
                                              CLASS A                                     CLASS B
                          -----------------------------------------------  ------------------------------------
                            FOR THE YEAR ENDED       FOR THE YEAR ENDED    FOR THE YEAR ENDED  FOR THE YEAR ENDED
                            SEPTEMBER 30, 2014       SEPTEMBER 30, 2013    SEPTEMBER 30, 2014  SEPTEMBER 30, 2013
                          ----------------------  -----------------------  ------------------  ----------------
                            SHARES      AMOUNT      SHARES       AMOUNT     SHARES    AMOUNT   SHARES    AMOUNT
                          ---------  -----------  ----------  -----------  -------  ---------  ------   --------
Shares sold(1)(2)........ 2,116,814  $16,579,584   1,031,698  $ 7,749,168   58,674  $ 441,558   5,743   $ 41,942
Reinvested dividends.....   309,873    2,283,764      73,705      468,763    4,679     33,410     496      3,078
Shares redeemed(1)(2)(3).  (966,612)  (7,367,031) (1,241,592)  (8,747,150) (27,265)  (197,151) (7,663)   (51,206)
                          ---------  -----------  ----------  -----------  -------  ---------  ------   --------
Net increase (decrease).. 1,460,075  $11,496,317    (136,189) $  (529,219)  36,088  $ 277,817  (1,424)  $ (6,186)
                          =========  ===========  ==========  ===========  =======  =========  ======   ========

                                             JAPAN FUND
                          -----------------------------------------------
                                              CLASS C
                          -----------------------------------------------
                            FOR THE YEAR ENDED       FOR THE YEAR ENDED
                            SEPTEMBER 30, 2014       SEPTEMBER 30, 2013
                          ----------------------  -----------------------
                            SHARES      AMOUNT      SHARES       AMOUNT
                          ---------  -----------  ----------  -----------
Shares sold(1)(2)........   435,837  $ 3,249,375     233,230  $ 1,735,449
Reinvested dividends.....     9,799       69,866       1,039        6,443
Shares redeemed(1)(2)(3).  (117,582)    (865,845)    (21,622)    (145,195)
                          ---------  -----------  ----------  -----------
Net increase (decrease)..   328,054  $ 2,453,396     212,647  $ 1,596,697
                          =========  ===========  ==========  ===========

--------
(1)For the year ended September 30, 2014, includes automatic conversion of 4,388 shares of Class B shares in the amount of $32,062 to 4,236 shares of Class A shares in the amount of $32,062.
(2)For the year ended September 30, 2013, includes automatic conversion of 1,472 shares of Class B shares in the amount of $10,020 to 1,428 shares of Class A shares in the amount of $10,020.
(3)For the year ended September 30, 2013, net of redemption fees of $1,974, $19, and $43 for Class A, Class B, Class C shares, respectively.

        SUNAMERICA EQUITY FUNDS
        NOTES TO FINANCIAL STATEMENTS -- SEPTEMBER 30, 2014 -- (CONTINUED)


Note 7. Line of Credit

   The SunAmerica family of mutual funds has established a $75 million committed and a $50 million uncommitted line of credit with State Street Bank and Trust Company, the Funds' custodian. Interest is currently payable at the higher of the Federal Funds Rate plus 125 basis points or the overnight London Interbank Offered Rate plus 125 basis points on the committed line and State Street Bank and Trust Company's discretionary bid rate on the uncommitted line of credit. There is also a commitment fee of 15 basis points per annum on the daily unused portion of the committed line of credit and a one-time closing fee of 5 basis points on the uncommitted line of credit both of which are included in other expenses on the Statements of Operations. Prior to September 12, 2014, the commitment fee was 10 basis points per annum on the daily unused portion of the committed line of credit and there was no closing fee on the uncommitted line of credit. Borrowings under the line of credit will commence when the respective Fund's cash shortfall exceeds $100,000. For the year ended September 30, 2014, the following Funds had borrowings:

                                                            AVERAGE   WEIGHTED
                                         DAYS     INTEREST    DEBT    AVERAGE
FUND                                  OUTSTANDING CHARGES   UTILIZED  INTEREST
----                                  ----------- -------- ---------- --------
International Dividend Strategy Fund.     10        $815   $2,187,865   1.34%
Japan Fund...........................      7         178      681,787   1.34

   At September 30, 2014, the following Fund has an outstanding borrowing:

FUND                                    AMOUNT
----                                  ----------
International Dividend Strategy Fund. $5,623,053

Note 8. Interfund Lending Agreement

   Pursuant to the exemptive relief granted by the SEC, the Funds are permitted to participate in an interfund lending program among investment companies advised by SunAmerica or an affiliate. The interfund lending program allows the participating Funds to borrow money from and lend money to each other for temporary or emergency purposes. An interfund loan will be made under this facility only if the participating Funds receive a more favorable interest rate than would otherwise be available from a typical bank for a comparable transaction.

   For the year ended September 30, 2014, none of the Funds participated in this program.

Note 9. Trustees' Retirement Plan

   The Board has adopted the SunAmerica Disinterested Trustees' and Directors' Retirement Plan (the "Retirement Plan") effective January 1, 1993, as amended, for the Disinterested Trustees. The Retirement Plan provides generally that a Disinterested Trustee may become a participant ("Participant") in the Retirement Plan if he or she has at least 10 years of consecutive service as a Disinterested Trustee of any of the adopting SunAmerica mutual funds (the "Adopting Funds") or has attained the age of 60 while a Trustee and completed five (5) consecutive years of service as a Trustee of any Adopting Fund (an "Eligible Trustee/Director"). Pursuant to the Retirement Plan, an Eligible Trustee may receive benefits upon (i) his or her death or disability while a Trustee or (ii) the termination of his or her tenure as a Trustee, other than removal for cause from each of the Adopting Funds with respect to which he or she is an Eligible Trustee.

   As of each of the first 10 birthdays after becoming a Participant and on which he or she is both a Trustee and Participant, each Eligible Trustee will be credited with an amount equal to 50% of his or her regular fees (excluding committee fees) for services as a Disinterested Trustee of each Adopting Fund for the calendar year in which such birthday occurs. In addition, an amount equal to 8.50% of any amounts credited under the preceding statement during prior years is added to each Eligible Trustee's account. The rights of any Participant to benefits under the Retirement Plan shall be an unsecured claim against the assets of the Adopting Funds. An Eligible Trustee may receive any benefits payable under the Retirement Plan, at his or her election, either in one lump sum or in up to 15 annual installments. Any undistributed amounts shall continue to accrue interest at 8.50%.

   Effective December 3, 2008, the Retirement Plan was amended to, among other things, (1) freeze the Retirement Plan as to future accruals for active Participants as of December 31, 2008, (2) prohibit Disinterested Trustees from first becoming

        SUNAMERICA EQUITY FUNDS
        NOTES TO FINANCIAL STATEMENTS -- SEPTEMBER 30, 2014 -- (CONTINUED)

   participants in the Retirement Plan after December 31, 2008 and (3) permit active Participants to elect to receive a distribution of their entire Retirement Plan account balance in 2009. The freeze on future accruals does not apply to Participants that have commenced receiving benefits under the Retirement Plan on or before December 31, 2008.

   The following amounts for the Retirement Plan Liabilities are included in the Trustees' fees and expenses payable line on the Statements of Assets and Liabilities and the amounts for the Retirement Plan Expenses are included in the Trustees' fees and expenses line on the Statements of Operations.

                                      RETIREMENT PLAN RETIREMENT PLAN RETIREMENT PLAN
FUND                                     LIABILITY        EXPENSE        PAYMENTS
----                                  --------------- --------------- ---------------
                                                 AS OF SEPTEMBER 30, 2014
                                      -----------------------------------------------
International Dividend Strategy Fund.      $443             $12            $868

Note 10. Investment Concentration

   Each of the Funds invest internationally, including in "emerging market" countries. Emerging market securities involve risks not typically associated with investing in securities of issuers in more developed markets. The markets of emerging market countries are typically more volatile and potentially less liquid than more developed markets. Emerging market countries may have relatively unstable government and may present the risk of nationalization of businesses, expropriation, confiscatory taxation or, in certain instances, reversion to closed market, centrally planned economies. These securities may be denominated in currencies other than U.S. dollars. When investing internationally, the value of the investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility. In addition, because the Japan Fund concentrates its investments in Japan, the Fund's performance is expected to be closely tied to social, political and economic conditions of that country. At September 30, 2014, the International Dividend Strategy Fund had 23.9%, 11.8% and 11.3% of its net assets invested in equity securities domiciled in Brazil, Taiwan and Thailand respectively, while the Japan Fund had 96.8% of its net assets invested in equity securities domiciled Japan.

        SUNAMERICA EQUITY FUNDS
        REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of the SunAmerica Equity Funds:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the two funds constituting the SunAmerica Equity Funds (the "Trust") at September 30, 2014, the results of each of their operations for the year then ended, the changes in each of their net assets for the two years then ended and the financial highlights for each of the five years then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2014 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for our opinion expressed above.

PricewaterhouseCoopers LLP

Houston, Texas
November 21, 2014

        SUNAMERICA EQUITY FUNDS
        APPROVAL OF ADVISORY AGREEMENTS -- SEPTEMBER 30, 2014 -- (UNAUDITED)

APPROVAL OF THE INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT AND SUBADVISORY AGREEMENT

The Board of Trustees (the "Board," the members of which are referred to as "Trustees") of SunAmerica Equity Funds (the "Trust"), including the Trustees who are not "interested persons," as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the "1940 Act") (the "Independent Trustees"), of the Trust or its separate series (each, a "Fund," and collectively, the "Funds"), SunAmerica Asset Management, LLC ("SunAmerica") or Wellington Management Company, LLP (" the "Subadviser"), approved the continuation of the Investment Advisory and Management Agreement between the Trust, on behalf of the Funds, and SunAmerica (the "Advisory Agreement") for a one-year period ending June 30, 2015 at an in-person meeting held on June 3, 2014 (the "Meeting"). The Trust currently consists of the following two separate Funds: SunAmerica International Dividend Strategy Fund ("International Dividend Strategy Fund") and the SunAmerica Japan Fund ("Japan Fund"). At the Meeting, the Board, including the Independent Trustees, also approved the continuation of the Subadvisory Agreement between SunAmerica and the Subadviser with respect to the Japan Fund for a one-year period ending June 30, 2015 (the "Subadvisory Agreement," and together with the Advisory Agreement, the "Agreements").

In accordance with Section 15(c) of the 1940 Act, the Board requested, and SunAmerica and the Subadviser provided, materials relating to the Board's consideration of whether to approve the continuation of the Agreements. These materials included, among other things: (a) a summary of the services provided to the Funds by SunAmerica and its affiliates, and by the Subadviser; (b) information independently compiled and prepared by Lipper, Inc. ("Lipper"), an independent third-party provider of mutual fund data, on fees and expenses of the Funds, and the investment performance of the Funds as compared with a peer group of funds, along with fee and performance data with respect to the Funds and any other mutual funds or other accounts advised or subadvised by SunAmerica or the Subadviser with similar investment objectives and/or strategies, as applicable; (c) information on the profitability of SunAmerica, and its affiliates, and a discussion relating to indirect benefits; (d) information relating to economies of scale; (e) information about SunAmerica's general compliance policies and procedures and the services it provides in connection with its oversight of subadvisers; (f) information about SunAmerica's and the Subadviser's risk management processes; (g) information regarding brokerage and soft dollar practices; and (h) information about the key personnel of SunAmerica and its affiliates, and the Subadviser, that are involved in the investment management, administration, compliance and risk management activities with respect to the Funds, as well as current and projected staffing levels and compensation practices.

In determining whether to approve the continuation of the Agreements, the Board, including Independent Trustees, considered at the Meeting, and from time to time as appropriate, factors that it deemed relevant, including the following information:

NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED BY SUNAMERICA AND THE SUBADVISER. The Board, including the Independent Trustees, considered the nature, extent and quality of services provided by SunAmerica. The Board noted that the services include acting as investment manager and adviser to the Funds, managing the daily business affairs of the Funds, and obtaining and evaluating economic, statistical and financial information to formulate and implement investment policies. Additionally, the Board observed that SunAmerica provides office space, bookkeeping, accounting, legal, and compliance, clerical and administrative services and has authorized its officers and employees, if elected, to serve as officers or trustees of the Trust without compensation. The Board noted that SunAmerica is responsible for monitoring and reviewing the activities of affiliated and unaffiliated third-party service providers, including the Subadviser. In addition to the quality of the advisory services provided by SunAmerica, the Board considered the quality of the administrative and other services provided by SunAmerica to the Funds pursuant to the Advisory Agreement.

In connection with the services provided by SunAmerica, the Board analyzed the structure and duties of SunAmerica's fund administration, accounting, operations, legal and compliance departments and concluded that they were adequate to meet the needs of the Funds. The Board also reviewed the personnel responsible for providing advisory services to the Funds and other key personnel of SunAmerica, in addition to current and projected staffing levels and compensation practices. The Board further considered certain strategic changes that SunAmerica had implemented with respect to its investment department, and concluded, based on their experience and interaction with SunAmerica, that: (i) SunAmerica would continue to be able to retain quality investment and other personnel; (ii) SunAmerica has exhibited a high level of diligence and attention to detail in carrying out its advisory and other responsibilities under the Advisory Agreement; (iii) SunAmerica has been responsive to requests of the Board; and (iv) SunAmerica has kept the Board apprised of developments relating to the Funds and the industry in general. The Board concluded that the nature and extent of services provided under the Advisory Agreement were reasonable and appropriate in relation to the management fee and that the quality of services continues to be high.

        SUNAMERICA EQUITY FUNDS
        APPROVAL OF ADVISORY AGREEMENTS -- SEPTEMBER 30, 2014 -- (UNAUDITED) (CONTINUED)


The Board also considered SunAmerica's reputation and long-standing relationship with the Funds and considered the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of types of mutual funds and shareholder services. The Board considered SunAmerica's experience in providing management and investment advisory and administrative services to advisory clients and noted that as of March 31, 2014, SunAmerica managed, advised and/or administered approximately $66.7 billion in assets. In addition, the Board considered SunAmerica's code of ethics and its commitment to compliance generally and with respect to its management and administration of the Funds. The Board also considered SunAmerica's risk management processes. The Board further observed that SunAmerica has developed internal procedures for monitoring compliance with the investment objectives, policies and restrictions of the Funds as set forth in the Funds' prospectuses. The Board also reviewed SunAmerica's compliance and regulatory history and noted that there were no material legal, regulatory or compliance issues that would potentially impact SunAmerica from effectively serving as the investment adviser to the Funds.

The Board also considered the nature, quality and extent of services provided by the Subadviser with respect to the Japan Fund. The Board observed that the Subadviser is responsible for providing day-to-day investment management services, including investment research, advice and supervision, and determining which securities will be purchased or sold by the Japan Fund, subject to the oversight and review of SunAmerica. The Board reviewed the Subadviser's history, structure, size, visibility and resources, which are needed to attract and retain highly qualified investment professionals. The Board reviewed the personnel that are responsible for providing subadvisory services to the Funds and other key personnel of the Subadviser, in addition to current and projected staffing levels and compensation practices, and concluded, based on its experience with the Subadviser, that the Subadviser:
(i) has been able to retain high quality portfolio managers and other investment personnel; (ii) has exhibited a high level of diligence and attention to detail in carrying out its responsibilities under the Subadvisory Agreement; and (iii) has been responsive to requests of the Board and of SunAmerica. In addition, the Board considered the Subadviser's code of ethics and its risk management processes. The Board further observed that the Subadviser has developed internal policies and procedures for monitoring compliance with the investment objectives, policies and restrictions of the Funds as set forth in the Funds' prospectuses. The Board also reviewed the Subadviser's compliance and regulatory history and noted that there were no material legal, regulatory or compliance issues that would potentially impact the Subadviser from effectively serving as a subadviser to the Fund. The Board concluded that the nature and extent of services provided by the Subadviser under the Subadvisory Agreement were reasonable and appropriate in relation to the subadvisory fees and that the quality of services continues to be high.

INVESTMENT PERFORMANCE. The Board, including the Independent Trustees, also considered the investment performance of SunAmerica and the Subadviser with respect to the Funds, as applicable. In connection with its review, the Board received and reviewed information regarding the investment performance of the Funds as compared to each Fund's peer group ("Peer Group") and/or peer universe ("Peer Universe") as independently determined by Lipper and to an appropriate index or combination of indices, including the Funds' benchmarks. The Board was provided with a description of the methodology used by Lipper to select the funds in the Peer Groups and Peer Universes.

The Board noted that performance information was for the periods ended March
31, 2014. The Board also noted that it regularly reviews the performance of the Funds throughout the year. The Board further noted that, while it monitors performance of the Funds closely, it generally attaches more importance to performance over relatively long periods of time, typically three to five years.

International Dividend Strategy Fund. The Board considered that the Fund's performance was below the median of its Peer Group and Peer Universe for the one-, three- and five-year periods. The Board noted management's discussion of the Fund's performance, including the fact that SunAmerica had assumed day-to-day management of the Fund in July 2012 and that, in connection with this change, the Fund changed its name and certain other changes were made to the Fund's investment goal, principal investment strategy and principal investment techniques, and that performance prior to July 2012 does not reflect that of the Fund's current strategy. The Board further noted that, since SunAmerica assumed day-to-day management of the Fund, the Fund's performance has improved. The Board concluded that the Fund's performance was being addressed.

Japan Fund. The Board considered that the Fund's performance was above the median of its Peer Group and Peer Universe for the one- and two-year periods. The Board also considered that the Fund outperformed its Lipper Index for the one-year period and underperformed its Lipper Index for the two-year period. The Board further considered that effective January 27, 2012, the Fund changed its name of and certain of the Fund's principal investment strategies and techniques, and the Subadviser was appointed as the subadviser to the Fund. The Board noted management's discussion of the Fund's performance, including that such performance had improved since the Subadviser assumed management of the Fund.

        SUNAMERICA EQUITY FUNDS
        APPROVAL OF ADVISORY AGREEMENTS -- SEPTEMBER 30, 2014 -- (UNAUDITED) (CONTINUED)


While the Board noted its concern with respect to the performance of the Funds, it further considered the strategy and manager changes that had been made to the International Dividend Strategy Fund and the Japan Fund in July 2012 and January 2012, respectively. Accordingly, the Board observed that appropriate resources were being dedicated to the Funds to address these performance concerns. The Board also noted that it would continue to evaluate each Fund's performance, including in connection with the strategy and manager changes.

CONSIDERATION OF THE MANAGEMENT FEES AND SUBADVISORY FEES AND THE COST OF THE SERVICES AND PROFITS TO BE REALIZED BY SUNAMERICA, THE SUBADVISER AND THEIR AFFILIATES FROM THE RELATIONSHIP WITH THE FUNDS. The Board, including the Independent Trustees, received and reviewed information regarding the fees to be paid by the Funds to SunAmerica pursuant to the Advisory Agreement and the fees paid by SunAmerica to the Subadviser pursuant to the Subadvisory Agreement. The Board examined this information in order to determine the reasonableness of the fees in light of the nature and quality of services to be provided and any potential additional benefits to be received by SunAmerica, the Subadviser or their affiliates in connection with providing such services to the Funds.

To assist in analyzing the reasonableness of the management fee for each of the Funds, the Board received reports independently prepared by Lipper. The reports showed comparative fee information for each Fund's Peer Group and/or Peer Universe as determined by Lipper, including rankings within each category. In considering the reasonableness of the management fee to be paid by each Fund to SunAmerica, the Board reviewed a number of expense comparisons, including: (i) contractual and actual management fees; and (ii) actual total operating expenses. In considering each Fund's total operating expenses, the Board analyzed the level of fee waivers and expense reimbursements and the net expense caps contractually agreed upon by SunAmerica with respect to the Funds. The Board further considered that, unlike the funds in the Peer Group and Peer Universe, the fee waivers and/or reimbursements being made by SunAmerica with respect to the Funds are only reflected in the total expenses category of the Lipper reports, rather than also being reflected as specific management fee waivers in the actual management fees category of the Lipper reports. As a result, the Board took into account that the actual management fees presented by Lipper for the funds in the Peer Group and Peer Universe may appear lower on a relative basis. The Board also considered the various expense components of the Funds and compared each Fund's net expense ratio (taking into account the contractual fee caps) to those of other funds within its Peer Group and/or Peer Universe as a guide to help assess the reasonableness of the Fund's management fee. The Board acknowledged that it was difficult to make precise comparisons with other funds in the Peer Groups and Peer Universes since the exact nature of services provided under the various fund agreements is often not apparent. The Board noted, however, that the comparative fee information provided by Lipper as a whole was useful in assessing whether SunAmerica was providing services at a cost that was competitive with other, similar funds.

The Board also considered the management fees received by SunAmerica with respect to other mutual funds and accounts with similar investment strategies to the Funds, to the extent applicable. The Board further noted that SunAmerica serves as subadviser to certain of these similar mutual funds and observed that the services SunAmerica provides as subadviser are much more limited in scope than in its role as investment manager and adviser to the Fund. The Board then noted the management fees paid by the Funds were reasonable as compared to the fees SunAmerica was receiving from other mutual funds and accounts for which it serves as adviser or subadviser.

The Board also received and reviewed information regarding the fees paid by SunAmerica to the Subadviser pursuant to the Subadvisory Agreement. To assist in analyzing the reasonableness of the subadvisory fees, the Board received a report independently prepared by Lipper. The report showed comparative fee information of each Portfolio's Peer Group and/or Peer Universe that the Board used as a guide to help assess the reasonableness of the subadvisory fees. The Board noted that the Peer Group/Universe information as a whole was useful in assessing whether the Subadviser was providing services at a cost that was competitive with other, similar funds. The Directors also considered that the subadvisory fees are paid by SunAmerica out of its management fee and not by the Japan Fund, and that subadvisory fees may vary widely within a Peer Group for various reasons, including market pricing demands, existing relationships, experience and success, and individual client needs. The Board further considered the amount of subadvisory fees paid out by SunAmerica and the amount of the management fees which it retained and determined that these amounts were reasonable in light of the services performed by SunAmerica and the Subadviser, respectively.

The Board also considered fees received by the Subadviser with respect to other mutual funds and accounts with similar investment strategies to the Japan Fund for which it serves as subadviser, to the extent applicable. The Board noted in particular that the similar accounts identified by the Subadviser were institutional separate accounts, and the Subadviser highlighted certain differences between

        SUNAMERICA EQUITY FUNDS
        APPROVAL OF ADVISORY AGREEMENTS -- SEPTEMBER 30, 2014 -- (UNAUDITED) (CONTINUED)

these separate accounts and the Fund, including that these separate accounts are subject to different investment limitations and restrictions and do not experience daily cash flows in a manner similar to the Fund. The Board then noted that the subadvisory fees paid by SunAmerica to the Subadviser were reasonable as compared to fees the Subadviser receives for other accounts for which it serves as subadviser.

International Dividend Strategy Fund. The Board considered that the Fund's actual management fees were above the median of its Peer Group and Peer Universe. The Board also considered that the Fund's total expenses were above the median of its Peer Group and Peer Universe. The Board also took into account management's discussion of the Fund's expenses, including the limited size of the Peer Group.

Japan Fund. The Board considered that the Fund's actual management fees were above the median of its Peer Group and Peer Universe. The Board also considered that the Fund's total expenses were above the median of its Peer Group and Peer Universe. The Board took into account management's discussion of the Fund's expenses, including the limited size of the Peer Group.

PROFITABILITY. The Board also considered SunAmerica's profitability and the benefits SunAmerica and its affiliates received from its relationship with the Funds. The Board received and reviewed financial statements relating to SunAmerica's financial condition and profitability with respect to the services it provided the Funds and considered how profit margins could affect SunAmerica's ability to attract and retain high quality investment professionals and other key personnel. The Board was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by SunAmerica and its affiliates that provide services to the Funds on a Fund by Fund basis. In particular, the Board considered the contractual fee waivers and/or expense reimbursement agreed to by SunAmerica.

The Board considered the profitability of SunAmerica under the Advisory Agreement, including the amount of management fees it retained after payment to the Subadviser, and considered the profitability of SunAmerica's affiliates under the Rule 12b-1 Plans, Service Agreements, and Administrative and Shareholder Services Agreements. Additionally, the Board considered whether SunAmerica and its affiliates received any indirect benefits from the relationship with the Funds. Specifically, the Board observed that AIG Federal Savings Bank, an affiliate of SunAmerica, serves as custodian with respect to certain shareholder retirement accounts that are administered by SunAmerica and receives a fee payable by the qualifying shareholders. The Board further considered whether there were any collateral or "fall-out" benefits that SunAmerica and its affiliates may derive as a result of their relationship with the Funds. The Board noted that SunAmerica believes that any such benefits are de minimis and do not impact the reasonableness of the management fees.

The Board also reviewed financial reports from the Subadviser and considered whether the Subadviser had the financial resources necessary to attract and retain high quality investment management personnel and to provide a high quality of services.

The Board concluded that SunAmerica and the Subadviser had the financial resources necessary to perform their obligations under the Agreements and to continue to provide the Funds with the high quality services that they had provided in the past. The Board also concluded that the management fees and subadvisory fees were reasonable in light of the factors discussed above.

ECONOMIES OF SCALE. The Board, including the Independent Trustees, considered whether the shareholders would benefit from economies of scale and whether there was potential for future realization of economies with respect to the Funds. The Board considered that as a result of being part of the SunAmerica fund complex, the Funds share common resources and may share certain expenses, and if the size of the complex increases, each Fund could incur lower expenses than they otherwise would achieve as stand-alone entities. The Board further noted that SunAmerica has agreed to contractually cap the total annual operating expenses of one or more classes of the Funds, at certain levels. The Board observed that those expense caps benefited shareholders by keeping total fees down even in the absence of breakpoints or economies of scale. The Board concluded that the Funds' management fee structure was reasonable and that it would continue to review fees in connection with the renewal of the Advisory Agreement, including whether the implementation of breakpoints would be appropriate in the future due to an increase in asset size or otherwise.

The Board did not review specific information regarding whether there have been economies of scale with respect to the Subadviser's management of the Fund because it regards that information as less relevant at the subadviser level. Rather, the Board considered information regarding economies of scale in the context of the renewal of the Advisory Agreement.

        SUNAMERICA EQUITY FUNDS
        APPROVAL OF ADVISORY AGREEMENTS -- SEPTEMBER 30, 2014 -- (UNAUDITED) (CONTINUED)

OTHER FACTORS. In consideration of the Agreements, the Board also received information regarding SunAmerica's and the Subadviser's brokerage and soft dollar practices. The Board considered that SunAmerica and the Subadviser are responsible for decisions to buy and sell securities for the applicable Funds, selection of broker-dealers and negotiation of commission rates. The Board also noted that it receives reports from SunAmerica and from an independent third party that include information on brokerage commissions and execution throughout the year. The Board further considered the benefits SunAmerica and the Subadviser derive from their soft dollar arrangements, including arrangement under which brokers provide brokerage and/or research services to SunAmerica and/or the Subadviser in return for allocating brokerage.

CONCLUSION. After a full and complete discussion, the Board approved the Agreements, each for a one-year period ending June 30, 2015. Based upon their evaluation of all these factors in their totality, the Board, including the Independent Trustees, was satisfied that the terms of the Agreements were fair and reasonable and in the best interests of the Funds and the Funds' shareholders. In arriving at a decision to approve the Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and each Independent Trustee may have attributed different weights to different factors. The Independent Trustees were also assisted by the advice of independent legal counsel in making this determination.

        SUNAMERICA EQUITY FUNDS
        TRUSTEE AND OFFICER INFORMATION -- SEPTEMBER 30, 2014 -- (UNAUDITED)

The following table contains basic information regarding the Trustees and Officers that oversee operations of the Funds and other investment companies within the Fund complex.

                                                                                     NUMBER OF
                        POSITION       TERM OF                                     PORTFOLIOS IN
        NAME,           HELD WITH    OFFICE AND                                    FUND COMPLEX
     ADDRESS AND        SUNAMERICA    LENGTH OF         PRINCIPAL OCCUPATIONS       OVERSEEN BY       OTHER DIRECTORSHIPS
         AGE*            COMPLEX    TIME SERVED(4)      DURING PAST 5 YEARS         TRUSTEE(1)         HELD BY TRUSTEE(2)
----------------------- ----------  --------------  ------------------------------ ------------- -------------------------------
DISINTERESTED TRUSTEES

Dr. Judith L. Craven    Trustee     2001-present    Retired.                            78       Director, Sysco Corp. (1996
Age: 68                                                                                          to present); Director, Luby's,
                                                                                                 Inc. (1998 to present).

William F. Devin        Trustee     2001-present    Retired.                            78       None
Age: 75

Richard W. Grant        Trustee     2011-present    Retired. Prior to that,             29       None
Age: 68                 Chairman                    Attorney and partner at
                        of the                      Morgan Lewis & Bockius
                        Board                       LLP (1989 to 2011).

Stephen J. Gutman       Trustee     1985-present    Vice President and Associate        29       None
Age: 71                                             Broker, Corcoran Group (real
                                                    estate) (2002 to present);
                                                    President and Member of
                                                    Managing Directors, Beau
                                                    Brummell Soho LLC
                                                    (licensing of menswear
                                                    specialty retailing and other
                                                    activities) (1995 to 2009).
                                                    President, SJG Marketing
                                                    Inc. (2009 to present).

William J. Shea         Trustee     2004-present    Executive Chairman, Caliber,        29       Director, Boston Private
Age: 66                                             Inc. (formerly Lucid, Inc.),                 Financial Holdings (2004 to
                                                    (medical devices) (2007 to                   present); Chairman, Demoulas
                                                    present); Managing Partner,                  Supermarkets (1999-present).
                                                    DLB Capital, LLC (private
                                                    equity) (2006 to 2007).

        SUNAMERICA EQUITY FUNDS
        TRUSTEE AND OFFICER INFORMATION -- SEPTEMBER 30, 2014 -- (UNAUDITED) (CONTINUED)

                                                                                  NUMBER OF
                      POSITION       TERM OF                                    PORTFOLIOS IN
      NAME,           HELD WITH    OFFICE AND                                   FUND COMPLEX
    ADDRESS AND      SUNAMERICA     LENGTH OF        PRINCIPAL OCCUPATIONS       OVERSEEN BY  OTHER DIRECTORSHIPS
       AGE*            COMPLEX    TIME SERVED(4)      DURING PAST 5 YEARS        TRUSTEE(1)   HELD BY TRUSTEE(2)
-------------------- ------------ --------------  ----------------------------- ------------- -------------------
INTERESTED TRUSTEE

Peter A. Harbeck(3)  Trustee      1995-present    President, CEO and                 139      None
Age: 60                                           Director, SunAmerica.
                                                  (1995 to present); Director,
                                                  AIG Capital Services, Inc.
                                                  ("ACS") (1993 to present).

OFFICERS

John T. Genoy        President    2007-present    Chief Financial Officer,           N/A      N/A
Age: 46                                           SunAmerica (2002 to
                                                  present); Senior Vice
                                                  President, SunAmerica
                                                  (2003 to present); Chief
                                                  Operating Officer,
                                                  SunAmerica (2006
                                                  to present).

Gregory N. Bressler  Secretary    2005-present    Senior Vice President and          N/A      N/A
Age: 48                                           General Counsel,
                                                  SunAmerica (2005 to
                                                  present).

Kathleen Fuentes     Chief Legal  2013 to         Vice President and Deputy          N/A      N/A
Age: 45              Officer and  Present         General Counsel,
                     Assistant                    SunAmerica (2006 to
                     Secretary                    present)

James Nichols        Vice         2006-present    Director, President and            N/A      N/A
Age: 48              President                    CEO, ACS (2006 to
                                                  present); Senior Vice
                                                  President, SunAmerica
                                                  (2002 to present).

Katherine Stoner     Vice         2011-present    Vice President, SunAmerica         N/A      N/A
Age: 57              President                    (2011 to present). Vice
                     and                          President, The Variable
                     Chief                        Annuity Life Insurance
                     Compliance                   Company ("VALIC") and
                     Officer                      Western National Life
                     ("CCO")                      Insurance Company
                                                  ("WNL") and American
                                                  General Distributors, Inc.
                                                  (2006-present); Deputy
                                                  General Counsel and
                                                  Secretary, VALIC and WNL
                                                  (2007-2011); Vice
                                                  President, VALIC Financial
                                                  Advisors, Inc. and VALIC
                                                  Retirement Services
                                                  Company (2010-present).

        SUNAMERICA EQUITY FUNDS
        TRUSTEE AND OFFICER INFORMATION -- SEPTEMBER 30, 2014 -- (UNAUDITED) (CONTINUED)

                                                                                NUMBER OF
                      POSITION       TERM OF                                  PORTFOLIOS IN
       NAME,          HELD WITH    OFFICE AND                                 FUND COMPLEX
    ADDRESS AND       SUNAMERICA    LENGTH OF       PRINCIPAL OCCUPATIONS      OVERSEEN BY  OTHER DIRECTORSHIPS
        AGE*           COMPLEX    TIME SERVED(4)     DURING PAST 5 YEARS       TRUSTEE(1)   HELD BY TRUSTEE(2)
--------------------- ----------- --------------  --------------------------- ------------- -------------------
Nori L. Gabert        Vice        2002-present    Vice President and Deputy        N/A              N/A
Age: 61               President                   General Counsel,
                      and                         SunAmerica (2005 to
                      Assistant                   present).
                      Secretary

Kara Murphy           Vice        2014 to         Chief Investment Officer,        N/A              N/A
Age: 41               President   Present         SunAmerica (2013 to
                                                  present)

Gregory R. Kingston   Treasurer   2002-present    Vice President and Head of       N/A              N/A
Age: 48                                           Mutual Fund Administration
                                                  (2014 to present)

Shawn Parry           Vice        2005 to         Assistant Vice President,        N/A              N/A
Age: 42               President   Present         SunAmerica (2005 to
                      and                         present)
                      Assistant
                      Treasurer

Donna McManus         Vice        2014 to         Vice President, SunAmerica       N/A              N/A
Age: 51               President   Present         (2014 to present)
                      and
                      Assistant
                      Treasurer

Matthew J. Hackethal  Anti-       2006-present    Chief Compliance Officer,        N/A              N/A
Age: 42               Money                       SunAmerica (2006 to
                      Laundering                  present).
                      Compliance
                      Officer

--------
* The business address for each Trustee is the Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992.
(1)The "Fund Complex" means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment services or have a common investment adviser or an investment adviser that is an affiliated person of the Adviser. The "Fund Complex" includes the Trust (2 funds), SunAmerica Money Market Funds Inc. (1 fund), SunAmerica Income Funds (4 funds), SunAmerica Series, Inc. (6 portfolios), Anchor Series Trust (8 portfolios), SunAmerica Senior Floating Rate Fund, Inc. (1 fund), SunAmerica Series Trust (40 portfolios), VALIC Company I
   (34 portfolios), VALIC Company II (15 funds), Seasons Series Trust (21 portfolios) and SunAmerica Specialty Series (7 portfolios).
(2)Directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., "public companies") or other investment companies registered under the 1940 Act.
(3)Interested Trustee, as defined within the 1940 Act, because he is an officer and a director of the Adviser and a director of the principal underwriter of the Trust.
(4)Trustees serve until their successors are duly elected and qualified, subject to the Trustee's Retirement Plan as discussed in Note 9 of the financial statements. Each officer will hold office for an indefinite term, until the date he or she resigns or retires or until his/her successor is duly elected and qualifies.

Additional information concerning the Trustees is contained in the Statement of Additional Information which is available, without charge, by calling (800) 858-8850.

        SUNAMERICA EQUITY FUNDS
        SHAREHOLDER TAX INFORMATION -- (UNAUDITED)

Certain tax information regarding the SunAmerica Equity Funds is required to be provided to the shareholders based upon each Fund's income and distributions for the taxable year ended September 30, 2014. The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2014. The information necessary to complete your tax returns will be included with your Form 1099-DIV to be received under separate cover in early 2015.

During the year ended September 30, 2014, the Funds paid the following long-term capital gains dividends along with the percentage of ordinary income dividends that qualified for the 70% dividends received deduction for corporations:

                                             NET LONG-   QUALIFYING % FOR THE
                                               TERM         70% DIVIDENDS
  FUND                                     CAPITAL GAINS RECEIVED DEDUCTIONS
  ----                                     ------------- --------------------
  International Dividend Strategy Class A.     $  --             --  %
  International Dividend Strategy Class B.        --              --
  International Dividend Strategy Class C.        --              --
  International Dividend Strategy Class I.        --              --
  Japan Class A...........................      0.22              --
  Japan Class B...........................      0.22              --
  Japan Class C...........................      0.22              --

The International Dividend Strategy Fund and Japan Fund intend to make an election under Internal Revenue Code Section 853 to pass through foreign taxes paid by the Fund to its shareholders. The total amount of foreign taxes passed through to the shareholders for the fiscal year ended September 30, 2014 was $553,901 and $51,092, respectively. The gross foreign source income for the information reporting is $10,173,997 and $625,463, respectively.

For the year ended September 30, 2014, certain dividends paid by the following funds may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, the following represents the maximum amount that may be considered qualified dividend income:

                  FUND                               INCOME
                  ----                             ----------
                  International Dividend Strategy. $5,291,172
                  Japan...........................  1,911,294

        SUNAMERICA EQUITY FUNDS
        COMPARISONS: FUNDS VS. INDICES -- (UNAUDITED)

As required by the Securities and Exchange Commission, the graphs on the following pages compare the performance of a $10,000 investment in the SunAmerica Equity Funds' portfolios to a similar investment in an index. Please note that "inception," as used herein, reflects the date on which a specific class of shares commenced operations. It is important to note that the SunAmerica Equity Funds are professionally managed mutual funds, while the indices are not available for investment and are unmanaged. The comparison is shown for illustrative purposes only. The graphs present the performance of the largest class of that particular Fund. The performance of the other classes will vary based upon the difference in sales charges and fees assessed to shareholders of that class.

        SUNAMERICA EQUITY FUNDS
        COMPARISONS: FUNDS VS. INDICES -- (UNAUDITED) (CONTINUED)

SUNAMERICA INTERNATIONAL DIVIDEND STRATEGY FUND

The SunAmerica International Dividend Strategy Fund Class A shares returned 2.20% (before maximum sales charge) for the 12-month period ended September 30, 2014. The Fund underperformed its benchmark, the MSCI ACWI ex-U.S. (Net)*, which returned 4.77% during the same period.

The Fund posted positive absolute returns but its "buy and hold" strategy, which identifies stocks based on certain selection criteria, produced unfavorable results relative to the benchmark index. Importantly, the Fund's holdings had an average dividend yield as of September 30, 2014 of 5.56% compared to a 2.91% dividend yield for the constituents of the MSCI ACWI ex-U.S. (Net).

In terms of regional factors, the Fund's overweighted allocation to emerging market equities detracted from relative results. In particular, the Fund's overweighted allocation to Brazilian equities, especially Utilities and Materials names, detracted from relative results, as the Brazilian equity market declined 6.02% during the annual period. Conversely, having an overweighted allocation to Israeli equities contributed positively to relative results, as Israel's equity market gained 29.01% during the annual period. To a more modest degree, overweighted allocations to Finland and Greece also helped results. Security selection in the equity markets of the U.K., France, South Korea and Belgium also proved particularly effective.

From a sector perspective, stocks held within the Consumer Staples, Utilities, Industrials and Energy sectors hampered results most. Having an overweighted allocation to Materials, which was the weakest sector in the MSCI ACWI ex-U.S.
(Net) during the annual period, also hurt. Further detracting from the Fund's relative results was having a position in cash of approximately 3.4% of the Fund's total net assets during an annual period when the international equity market generally rallied. Such detractors were only partially offset by the positive contributions made by stocks held within the Financials, Consumer Discretionary, Health Care and Materials sectors. Having overweighted allocations to the Utilities, Health Care and Telecommunication Services sectors, each of which outpaced the MSCI ACWI ex-U.S. (Net) during the annual period, and an underweighted allocation to Consumer Discretionary, which was the second weakest sector in the MSCI ACWI ex-U.S. (Net) during the annual period, also buoyed the Fund's relative results.

Individual stock holdings that detracted most from Fund performance during the annual period were Brazilian cosmetics manufacturer Natura Cosmeticos, Taiwan-based touch screen manufacturer TPK Holding, Austrian integrated oil company OMV, Colombian integrated oil company Ecopetrol and Brazilian road concession group EcoRodovias Infraestrustura e Logistica. Natura Cosmeticos' share price decline can be attributed primarily to the fourth quarter of 2013, when it reported third quarter 2013 earnings that trailed estimates by the most since 2006. Its stated increased planned outlays on marketing, advertising and other expenses were also believed by many investors to pressure Natura Cosmeticos' cash flow and profits. TPK Holding, a supplier of touch screens to Apple, was hurt by expectations of a margin contraction during the third quarter of 2014 due to a lower revenue mix and by weaker earnings impacted by higher research and development expenses. Since Apple delayed the release of its highly anticipated wearable products, TPK Holding's product shipment expectations were lowered for September 2014. Shares of OMV declined as it experienced decreasing oil production in Libya, a challenging European oil refining and gas environment, and concerns about lower earnings amid decreasing oil prices. Ecopetrol received approval to raise up to $2 billion to finance its long-term investment plan, which negatively affected its stock. EcoRodovias Infraestrustura e Logistica was pressured by regulatory uncertainty regarding airport and road infrastructure management in advance of the 2014 World Cup and 2016 Olympics in Brazil.

The top individual positive contributors to Fund performance during the annual period were Greek sports events betting and lottery game organizer Greek Organisation of Football Prognostics SA (OPAP), Finnish specialty pharmaceuticals company Orion Oyj, Israeli generic and branded pharmaceuticals manufacturer Teva Pharmaceutical Industries, Belgium-based telecommunications carrier Belgacom and U.K. pharmaceuticals and medical products company AstraZeneca. OPAP rallied on better than expected earnings, especially during the fourth quarter of 2013 and first quarter of 2014. Orion Oyj benefited from signing an agreement with Bayer for the development and commercialization of a novel non-metastatic prostate cancer treatment. Teva Pharmaceutical Industries delivered

        SUNAMERICA EQUITY FUNDS
        COMPARISONS: FUNDS VS. INDICES -- (UNAUDITED) (CONTINUED)

strong operating margins growth in the first and second quarters of 2014 and raised its annual guidance. Belgacom has been successful in cost-cutting initiatives, sustaining good quarterly earnings results and maintaining its healthy margins in a competitive environment. Shares of AstraZeneca rose on the news of a possible acquisition by Pfizer, which was later rejected.



--------
Past performance is no guarantee of future results.

When investing internationally, the value of an investment may be affected by fluctuation currency values, changing local and regional economic, political and social conditions, and greater market volatility. In addition, foreign securities may not be as liquid as domestic securities. Also, while the Fund seeks to invest in a wide range of countries, volatility in a single country or region in which the Fund invests a significant portion of its assets may affect performance. In addition, the markets of emerging market countries are typically more volatile and potentially less liquid than more developed markets. Stocks of small-cap companies, and to a lesser extent, mid-cap companies, may be more volatile than, and not as readily marketable as, those of larger companies.

The Fund employs a Disciplined Strategy and will not deviate from its strategy (except to the extent necessary to comply with federal tax laws or other applicable laws). If the Fund is committed to a strategy that is unsuccessful, the Fund will not meet its investment goal. Because the Fund will not use certain techniques available to other mutual funds to reduce stock market exposure, the Fund may be more susceptible to general market declines than other mutual funds.

*The MSCI ACWI (All Country World Index) ex-U.S. (Net) is a free float-adjusted market capitalization index designed to measure the equity market performance of 45 global developed and emerging markets, excluding the U.S. Net total return indices reinvest dividends after the deduction of withholding taxes, using (for international indices) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. Indices are not managed and an investor cannot invest directly into an index.

The Fund's holdings are subject to change. Accordingly, securities listed may or may not be a part of current portfolio construction.

        SUNAMERICA EQUITY FUNDS
        COMPARISONS: FUNDS VS. INDICES -- (UNAUDITED) (CONTINUED)

Over the past ten years, $10,000 invested in International Dividend Strategy Fund Class A shares would be valued at $13,035. The same amount invested in securities mirroring the performance of the MSCI ACWI ex-U.S. (Net) would be valued at $19,788.

                             [CHART]

                International             MSCI All
              Dividend Strategy            ex-U.S.
                 Class A/#/              Index (Net)**
              ------------------      ------------------
   9/30/2004      $ 9,427                $10,000.00
  10/31/2004        9,787                 10,347.16
  11/30/2004       10,397                 11,062.54
  12/31/2004       10,887                 11,536.64
   1/31/2005       10,712                 11,336.26
   2/28/2005       11,220                 11,892.34
   3/31/2005       10,896                 11,565.42
   4/30/2005       10,739                 11,268.87
   5/31/2005       10,749                 11,328.81
   6/30/2005       10,896                 11,537.13
   7/31/2005       11,294                 11,961.02
   8/31/2005       11,747                 12,263.32
   9/30/2005       12,052                 12,893.34
  10/31/2005       11,756                 12,423.11
  11/30/2005       12,116                 12,837.56
  12/31/2005       13,031                 13,453.88
   1/31/2006       13,993                 14,389.98
   2/28/2006       13,762                 14,345.82
   3/31/2006       14,233                 14,756.20
   4/30/2006       15,092                 15,507.80
   5/31/2006       14,510                 14,777.14
   6/30/2006       14,298                 14,756.00
   7/31/2006       14,399                 14,904.08
   8/31/2006       14,713                 15,321.81
   9/30/2006       14,649                 15,328.66
  10/31/2006       15,065                 15,951.43
  11/30/2006       15,481                 16,526.17
  12/31/2006       15,887                 17,039.67
   1/31/2007       16,007                 17,100.90
   2/28/2007       15,961                 17,202.73
   3/31/2007       16,368                 17,679.41
   4/30/2007       16,895                 18,485.79
   5/31/2007       17,246                 18,971.70
   6/30/2007       17,468                 19,126.53
   7/31/2007       17,237                 19,068.57
   8/31/2007       17,043                 18,770.63
   9/30/2007       18,299                 20,010.02
  10/31/2007       19,473                 21,124.56
  11/30/2007       18,383                 20,170.51
  12/31/2007       18,281                 19,877.13
   1/31/2008       16,251                 17,950.75
   2/29/2008       16,604                 18,465.05
   3/31/2008       16,473                 18,059.33
   4/30/2008       17,614                 19,152.43
   5/31/2008       17,947                 19,455.83
   6/30/2008       16,624                 17,856.77
   7/31/2008       15,796                 17,213.75
   8/31/2008       14,847                 16,408.16
   9/30/2008       12,564                 13,943.47
  10/31/2008        9,575                 10,873.27
  11/30/2008        8,969                 10,244.35
  12/31/2008        9,275                 10,828.02
   1/31/2009        8,330                  9,871.08
   2/28/2009        7,644                  8,949.87
   3/31/2009        8,091                  9,668.22
   4/30/2009        9,025                 10,985.72
   5/31/2009       10,396                 12,473.03
   6/30/2009       10,241                 12,335.67
   7/31/2009       11,113                 13,541.82
   8/31/2009       11,331                 14,043.01
   9/30/2009       12,027                 14,764.24
  10/31/2009       11,746                 14,581.33
  11/30/2009       12,297                 14,999.26
  12/31/2009       12,676                 15,316.05
   1/31/2010       11,778                 14,567.53
   2/28/2010       11,882                 14,567.63
   3/31/2010       12,770                 15,558.61
   4/30/2010       12,446                 15,421.75
   5/31/2010       11,005                 13,798.77
   6/30/2010       10,629                 13,621.71
   7/31/2010       11,538                 14,851.77
   8/31/2010       11,162                 14,443.77
   9/30/2010       12,363                 15,880.57
  10/31/2010       12,937                 16,421.56
  11/30/2010       12,300                 15,787.87
  12/31/2010       13,241                 17,024.19
   1/31/2011       13,387                 17,191.71
   2/28/2011       13,680                 17,644.58
   3/31/2011       13,742                 17,603.99
   4/30/2011       14,379                 18,464.06
   5/31/2011       14,014                 17,931.50
   6/30/2011       13,763                 17,671.37
   7/31/2011       13,575                 17,430.20
   8/31/2011       12,197                 15,936.54
   9/30/2011       10,735                 14,163.60
  10/31/2011       11,716                 15,655.57
  11/30/2011       11,351                 14,856.64
  12/31/2011       11,049                 14,690.60
   1/31/2012       11,907                 15,687.23
   2/29/2012       12,436                 16,568.54
   3/31/2012       12,351                 16,340.67
   4/30/2012       12,277                 16,083.03
   5/31/2012       10,890                 14,256.69
   6/30/2012       11,303                 15,097.51
   7/31/2012       11,006                 15,310.79
   8/31/2012       11,303                 15,630.96
   9/30/2012       11,676                 16,214.93
  10/31/2012       11,494                 16,277.95
  11/30/2012       11,526                 16,588.20
  12/31/2012       12,274                 17,163.03
   1/31/2013       12,655                 17,860.84
   2/28/2013       12,415                 17,671.87
   3/31/2013       12,013                 17,707.20
   4/30/2013       12,328                 18,358.06
   5/31/2013       11,762                 17,933.39
   6/30/2013       11,204                 17,155.69
   7/31/2013       11,779                 17,906.99
   8/31/2013       11,812                 17,659.96
   9/30/2013       12,754                 18,886.85
  10/31/2013       13,023                 19,580.38
  11/30/2013       12,855                 19,613.93
  12/31/2013       12,918                 19,786.92
   1/31/2014       12,252                 18,887.64
   2/28/2014       12,805                 19,836.44
   3/31/2014       13,256                 19,887.35
   4/30/2014       13,696                 20,149.96
   5/31/2014       13,832                 20,541.69
   6/30/2014       14,353                 20,887.36
   7/31/2014       13,896                 20,679.54
   8/31/2014       14,296                 20,794.17
   9/30/2014       13,035                 19,787.51

                        Class A            Class B           Class C++           Class I
                   ------------------ ------------------ ------------------ ------------------
 International     Average            Average            Average            Average
Dividend Strategy  Annual  Cumulative Annual  Cumulative Annual  Cumulative Annual  Cumulative
     Fund#         Return   Return+   Return   Return+   Return   Return+   Return   Return+
-----------------  ------- ---------- ------- ---------- ------- ---------- ------- ----------
1 Year Return      -3.71%     2.20%   -2.40%     1.56%    0.57%     1.56%    2.45%     2.45%
----------------------------------------------------------------------------------------------
5 Year Return       0.42%     8.38%    0.57%     4.80%    0.94%     4.81%    1.73%     8.95%
----------------------------------------------------------------------------------------------
10 Year Return      2.69%    38.27%    2.76%    31.26%    2.62%    29.47%    3.41%    39.79%
----------------------------------------------------------------------------------------------
Since Inception*    0.94%    25.45%    0.99%    19.26%    0.59%    10.84%    3.61%    57.74%
----------------------------------------------------------------------------------------------

+ Cumulative returns do not include sales load. If sales load had been included, the return would have been lower.
*  Inception date: Class A and Class B: 11/19/96; Class C: 03/06/97; Class I:
   11/16/01.
# For the purposes of the graph, it has been assumed that the maximum sales charge of 5.75% of offering price, was deducted from the initial $10,000 investment in the Fund. For purposes of the average annual returns in the table, it has been assumed that the maximum sales charge with respect to the Class A shares was deducted from the initial investment in the Fund and that the CDSCs with respect to the Class B and Class C shares have been deducted, as applicable.
++ Effective February 23, 2004, Class II shares were redesignated as Class C shares.

For the 12 month period ended September 30, 2014, the SunAmerica International Dividend Strategy Class A returned -3.71% compared to 4.77% for the MSCI ACWI ex-U.S. Index (Net). (The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.)
--------
Performance data quoted represents past performance and is no guarantee of future results. Maximum Sales Charge: Class A: 5.75%, Class B: 4.00% Contingent Deferred Sales Charge (CDSC), Class C: 1.00% CDSC. The fund's daily net assets values are not guaranteed and shares are not insured by the FDIC, the Federal Reserve Board or any other agency. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be higher or lower than the original cost. Current performance may be higher or lower than that shown. Performance as of the most recent month end is available at www.safunds.com.

** The MSCI ACWI ex-U.S. (Net) is a free float-adjusted market capitalization index designed to measure the equity market performance of 45 global developed and emerging markets, excluding the U.S. Net total return indices reinvest dividends after the deduction of withholding taxes, using (for international indices) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. Indices are not managed and an investor cannot invest directly into an index.

        SUNAMERICA EQUITY FUNDS
        COMPARISONS: FUNDS VS. INDICES -- (UNAUDITED) (CONTINUED)

SUNAMERICA JAPAN FUND

The SunAmerica Japan Fund Class A shares returned 4.81% (before maximum sales charge) for the 12-month period ended September 30, 2014. The Fund outperformed its benchmark, the MSCI Japan Index (Net)*, which returned 0.62% during the same period.

As the annual period began in October 2013, Japanese equities were finishing the last months of the calendar year strongly, closing 2013 with an impressive annual gain of 54.8%. However, Japanese equities subsequently gave some of those gains back during what proved to be a difficult first quarter of 2014. It was reported during the first quarter of 2014 that Japan's economy had expanded at a slower pace than initially estimated in the fourth quarter of 2013, dragged down by weaker capital spending and private consumption. Consumer confidence dipped to its lowest level since September 2011 ahead of Japan's consumption tax increase, which took effect at the start of April 2014. Other disconcerting news included a record trade deficit, as a significant climb in import costs outweighed slowing export growth. Japanese equities rebounded during the second quarter of 2014, as Japan's first calendar quarter Gross Domestic Product (GDP) grew more than initially estimated, thanks to stronger capital spending. Investor sentiment was also boosted after Prime Minister Shinzo Abe unveiled a package of reform measures aimed at bolstering Japan's long-term economic growth, including lowering the corporate tax rate and increasing the risk posture of Japan's Government Pension Investment Fund, the world's largest pension fund. The third quarter of 2014 brought continued strong performance in local-currency terms. Indeed, Japan's 5.9% return in local-currency terms during the third calendar quarter led the Asian region higher. However, given the yen's 8.3% decline versus the U.S. dollar during the third quarter, Japan's equity market results looked far less impressive in U.S. dollar terms -- the quarterly return was -2.2%. On the economic front, data was mixed. Following the April 1, 2014 sales tax hike, Japan's economy contracted by an annualized 7.1% during the second calendar quarter, more than initial estimates of a 6.8% decline. This was Japan's largest quarterly contraction since 2009. On the bright side, Japan's unemployment rate fell to 3.5% compared to a consensus estimate of 3.8%, and average monthly wages climbed 2.6% from a year earlier, the largest jump since 1997.

The Fund's relative outperformance during the annual period was driven primarily by security selection overall. Individual security selection was especially strong within the Industrials, Materials, Consumer Discretionary and Telecommunication Services sectors and was only partially offset by weaker selection within the Information Technology sector.

The top individual contributors to Fund performance during the annual period were Minebea, a manufacturer of miniature ball-bearings and LED backlights; Hitachi Metals, a metal components maker; and Itochu Techno, a system integrator. Minebea, not a component of the MSCI Japan Index (Net), enjoyed a robust double-digit share price increase because demand for both miniature ball-bearings and backlight units was showing a strong recovery. The company was also gaining market share for LED backlight units and was undergoing a well-received company restructuring. Hitachi Metals performed well, as investors gained greater confidence in potential synergies related to the firm's acquisition of U.S.-based Waupaca Foundry. Itochu Techno gained strongly, as information technology spending recovered rather steadily in Japan.

The individual stocks that detracted from Fund performance most during the annual period were TV Asahi Holdings, a broadcasting company; Anritsu, a global leader in the communications test and measurement market; and Mitsubishi Estate, a real estate developer. TV Asahi Holdings detracted amidst concerns about domestic advertising spending due to the consumption tax hike. Importantly, the company's fundamentals remained strong, and its viewer rating was number one in Japan. Anritsu saw its share price decline largely due to a concern about its cost increases. While order trends for testers were good as Chinese telecommunications carriers moved to Long-Term Evolution (LTE), operating costs rose, and thus the market grew concerned that the company's profit growth might not be strong. Mitsubishi Estate, the largest real estate developer in Japan, underperformed the MSCI Japan Index (Net) amidst concerns about the possible end of Japan's asset reflation story and about the impact of the consumption tax on condominium sales.

        SUNAMERICA EQUITY FUNDS
        COMPARISONS: FUNDS VS. INDICES -- (UNAUDITED) (CONTINUED)


Sector allocation overall, a residual of Wellington Management's bottom-up stock selection process, also contributed positively to the Fund's relative performance during the annual period. An underweighted allocation to Utilities, which lagged the MSCI Japan Index (Net), and overweighted exposures to Energy and Information Technology, each of which outpaced the benchmark index, contributed positively to relative results. Partially offsetting these positive contributors was the detracting effect of the Fund's underweighted allocations to Industrials and Health Care, each of which outperformed the MSCI Japan Index
(Net) during the annual period.



--------
Past performance is no guarantee of future results.

When investing internationally, the value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility. In addition, foreign securities may not be as liquid as domestic securities. In addition, the Fund's performance may be affected by the broader Asian region, which includes emerging markets. Emerging markets are typically more volatile than more developed markets. Stocks of small-cap companies, and to a lesser extent, mid-cap companies, may be more volatile than, and not as readily marketable as, those of larger companies.

Because the Fund concentrates its investments in Japan, the Fund's performance is expected to be closely tied to social, political and economic conditions of that country. As a result, the Fund is likely to be more volatile than more geographically diverse international funds.

*The MSCI Japan Index (Net) is a free-float adjusted market capitalization weighted index that is designed to track the equity market performance of Japanese securities listed on Tokyo Stock Exchange, Osaka Stock Exchange, JASDAQ and Nagoya Stock Exchange. Net total return indices reinvest dividends after the deduction of withholding taxes, using (for international indices) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. Indices are not managed and an investor cannot invest directly into an index.

The Fund is actively managed and its holdings are subject to change. Accordingly, securities listed may or may not be a part of current portfolio construction.

        SUNAMERICA EQUITY FUNDS
        COMPARISONS: FUNDS VS. INDICES -- (UNAUDITED) (CONTINUED)

Since the Fund's inception on May 2, 2006, $10,000 invested in SunAmerica Japan Fund Class A shares would be valued at $8,637. The same amount invested in securities mirroring the performance of the MSCI Japan Index (Net) would be valued at $9,117.


                                    [CHART]

                 SunAmerica
                   Japan          MSCI Japan
                 Class A/#/      Index (Net)/a/
                 -----------    ---------------
   5/1/2006        $ 9,427        $10,000.00
  5/31/2006          8,650          9,174.82
  6/30/2006          8,431          9,073.09
  7/31/2006          8,213          9,022.87
  8/31/2006          8,311          9,158.28
  9/30/2006          8,333          9,008.11
 10/31/2006          8,673          9,164.91
 11/30/2006          8,959          9,229.88
 12/31/2006          9,336          9,459.23
  1/31/2007          9,578          9,539.25
  2/28/2007          9,608          9,922.98
  3/31/2007          9,970          9,791.81
  4/30/2007         10,294          9,601.23
  5/31/2007         10,558          9,757.92
  6/30/2007         10,596          9,728.66
  7/31/2007         10,603          9,712.83
  8/31/2007         10,181          9,427.51
  9/30/2007         10,558          9,644.99
 10/31/2007         10,988          9,608.18
 11/30/2007         10,113          9,432.08
 12/31/2007          9,712          9,058.75
  1/31/2008          8,675          8,644.73
  2/29/2008          8,896          8,704.28
  3/31/2008          8,980          8,351.22
  4/30/2008          9,163          8,957.99
  5/31/2008          9,422          9,183.46
  6/30/2008          8,743          8,557.42
  7/31/2008          8,195          8,265.77
  8/31/2008          7,569          7,936.95
  9/30/2008          6,357          7,047.21
 10/31/2008          4,711          6,005.48
 11/30/2008          4,513          5,930.66
 12/31/2008          4,811          6,412.60
  1/31/2009          4,559          5,976.75
  2/28/2009          4,178          5,236.70
  3/31/2009          4,308          5,346.65
  4/30/2009          4,628          5,861.31
  5/31/2009          5,253          6,465.11
  6/30/2009          5,322          6,578.81
  7/31/2009          5,825          6,860.17
  8/31/2009          5,985          7,130.12
  9/30/2009          6,359          7,007.32
 10/31/2009          6,283          6,831.59
 11/30/2009          6,435          6,761.54
 12/31/2009          6,507          6,813.69
  1/31/2010          6,349          6,943.03
  2/28/2010          6,325          7,020.73
  3/31/2010          6,649          7,371.35
  4/30/2010          6,783          7,359.83
  5/31/2010          6,033          6,764.66
  6/30/2010          6,049          6,628.92
  7/31/2010          6,649          6,864.90
  8/31/2010          6,460          6,708.09
  9/30/2010          7,186          7,015.13
 10/31/2010          7,463          7,158.24
 11/30/2010          7,257          7,308.71
 12/31/2010          7,874          7,865.49
  1/31/2011          7,801          7,875.46
  2/28/2011          7,915          8,234.57
  3/31/2011          7,972          7,478.06
  4/30/2011          8,329          7,505.33
  5/31/2011          8,134          7,383.12
  6/30/2011          8,037          7,491.27
  7/31/2011          7,923          7,756.58
  8/31/2011          7,103          7,126.14
  9/30/2011          6,275          7,008.91
 10/31/2011          6,697          6,991.62
 11/30/2011          6,519          6,682.91
 12/31/2011          6,362          6,738.26
  1/31/2012          6,650          7,042.89
  2/29/2012          6,838          7,398.31
  3/31/2012          6,918          7,497.32
  4/30/2012          6,858          7,257.88
  5/31/2012          6,034          6,609.98
  6/30/2012          6,392          6,949.76
  7/31/2012          6,302          6,783.80
  8/31/2012          6,372          6,734.54
  9/30/2012          6,362          6,891.17
 10/31/2012          6,292          6,762.13
 11/30/2012          6,421          6,922.70
 12/31/2012          6,603          7,289.45
  1/31/2013          6,847          7,557.08
  2/28/2013          6,959          7,758.57
  3/31/2013          7,254          8,137.42
  4/30/2013          7,905          8,851.13
  5/31/2013          7,396          8,349.77
  6/30/2013          7,753          8,495.74
  7/31/2013          7,803          8,546.96
  8/31/2013          7,620          8,363.06
  9/30/2013          8,241          9,061.64
 10/31/2013          8,312          9,061.55
 11/30/2013          8,414          9,196.32
 12/31/2013          8,447          9,269.50
  1/31/2014          8,156          8,911.87
  2/28/2014          8,346          8,864.07
  3/31/2014          8,279          8,749.92
  4/30/2014          8,168          8,524.00
  5/31/2014          8,425          8,868.69
  6/30/2014          8,916          9,332.46
  7/31/2014          8,804          9,386.49
  8/31/2014          8,659          9,182.68
  9/30/2014          8,637          9,117.37


                       Class A            Class B            Class C
                  ------------------ ------------------ ------------------
   SunAmerica     Average            Average            Average
     Japan        Annual  Cumulative Annual  Cumulative Annual  Cumulative
     Fund#        Return   Return+   Return   Return+   Return   Return+
----------------- ------- ---------- ------- ---------- ------- ----------
1 Year Return     -1.17%     4.81%    0.28%     4.07%    3.13%     4.07%
--------------------------------------------------------------------------
5 Year Return      5.06%    35.83%    5.30%    31.31%    5.60%    31.31%
--------------------------------------------------------------------------
Since Inception*  -1.73%    -8.38%   -1.63%   -12.94%   -1.69%   -13.35%
--------------------------------------------------------------------------

+Cumulative returns do not include sales load. If sales load had been included, the return would have been lower.
*Inception date: Class A, Class B and Class C: 05/02/06.
#For the purposes of the graph, it has been assumed that the maximum sales charge of 5.75% of offering price, was deducted from the initial $10,000 investment in the Fund. For purposes of the average annual returns in the table, it has been assumed that the maximum sales charge with respect to the Class A shares was deducted from the initial investment in the Fund and that the CDSCs with respect to the Class B and Class C shares have been deducted, as applicable.

For the 12 month period ended September 30, 2014, the SunAmerica Japan Class A returned -1.17% compared to 0.62% for the MSCI Japan Index (Net). (The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.)
--------
Performance data quoted represents past performance and is no guarantee of future results. Maximum Sales Charge: Class A: 5.75%, Class B: 4.00% Contingent Deferred Sales Charge (CDSC), Class C: 1.00% CDSC. The fund's daily net assets values are not guaranteed and shares are not insured by the FDIC, the Federal Reserve Board or any other agency. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be higher or lower than the original cost. Current performance may be higher or lower than that shown. Performance as of the most recent month end is available at www.safunds.com.

@ The MSCI Japan Index (Net) is a free-float adjusted market capitalization weighted index that is designed to track the equity market performance of Japanese securities listed on Tokyo Stock Exchange, Osaka Stock Exchange, JASDAQ and Nagoya Stock Exchange. Net total return indices reinvest dividends after the deduction of withholding taxes, using (for international indices) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. Indices are not managed and an investor cannot invest directly into an index.

[LOGO]

HARBORSIDE FINANCIAL CENTER
3200 PLAZA 5
JERSEY CITY, NJ 07311-4992

TRUSTEES                   SHAREHOLDER SERVICING      DELIVERY OF SHAREHOLDER
 Richard W. Grant          AGENT                      DOCUMENTS
 Peter A. Harbeck           SunAmerica Fund           The Funds have adopted a
 Dr. Judith L. Craven         Services, Inc.          policy that allows them
 William F. Devin           Harborside Financial      to send only one copy of
 Stephen J. Gutman            Center                  a Fund's prospectus,
 William J. Shea            3200 Plaza 5              proxy material, annual
OFFICERS                    Jersey City, NJ           report and semi-annual
 John T. Genoy, President     07311-4992              report (the "shareholder
   and Chief Executive     CUSTODIAN AND TRANSFER     documents") to
   Officer                 AGENT                      shareholders with
 Kara Murphy, Vice          State Street Bank and     multiple accounts
   President                  Trust Company           residing at the same
 James Nichols, Vice        P.O. Box 5607             "household." This
   President                Boston, MA 02110          practice is called
 Katherine Stoner, Vice    VOTING PROXIES ON TRUST    householding and reduces
   President and Chief     PORTFOLIO SECURITIES       Fund expenses, which
   Compliance Officer      A description of the       benefits you and other
 Gregory N. Bressler,      policies and procedures    shareholders. Unless the
   Secretary               that the Trust uses to     Funds receive
 Gregory R. Kingston,      determine how to vote      instructions to the
   Vice President and      proxies relating to        con-trary, you will only
   Treasurer               securities held in a       receive one copy of the
 Shawn Parry, Vice         Fund's portfolio which is  shareholder documents.
   President and           available in the Trust's   The Funds will continue
   Assistant Treasurer     Statement of Additional    to household the
 Donna McManus, Vice       Information, may be        share-holder documents
   President and           obtained without charge    indefinitely, until we
   Assistant Treasurer     upon request, by calling   are instructed otherwise.
 Kathleen Fuentes, Chief   (800) 858-8850. This       If you do not wish to
   Legal Officer and       in-formation is also       participate in
   Assistant Secretary     available from the EDGAR   householding, please
 Nori L. Gabert, Vice      database on the U.S.       contact Shareholder
   President and           Securities and Ex-change   Services at (800)
   Assistant Secretary     Commission's website at    858-8850 ext. 6010 or
 Matthew Hackethal,        http://www.sec.gov.        send a written request
   Anti-Money Laundering   PROXY VOTING RECORD ON     with your name, the name
   Compliance Officer      SUNAMERICA EQUITY FUNDS    of your fund(s) and your
 Chris A Okeke, Assistant  Information regarding how  account number(s) to
   Treasurer               SunAmerica Equity Funds    SunAmerica Mutual Funds
INVESTMENT ADVISER         voted proxies relating to  c/o BFDS, P.O. Box
 SunAmerica Asset          securities held in         219186, Kansas City MO,
   Management, LLC         SunAmerica Equity Funds    64121-9186. We will
 Harborside Financial      during the most recent     resume individual
   Center                  twelve month period ended  mailings for your account
 3200 Plaza 5              June 30 is available,      within thirty (30) days
 Jersey City, NJ           once filed with the U.S.   of receipt of your
   07311-4992              Securities and Exchange    request.
DISTRIBUTOR                Commission, without        This report is submitted
 AIG Capital Services,     charge, upon request, by   solely for the general
   Inc.                    calling (800) 858-8850 or  information of
 Harborside Financial      on the U.S. Securities     shareholders of the
   Center                  and Exchange Commission's  Funds. Distribution of
 3200 Plaza 5              website at                 this report to persons
 Jersey City, NJ           http://www.sec.gov.        other than shareholders
   07311-4992              DISCLOSURE OF QUARTERLY    of the Funds is
                           PORTFOLIO HOLDINGS         authorized only in
                           The Trust is required to   con-nection with a
                           file its complete          currently effective
                           schedule of portfolio      pro-spectus, setting
                           holdings with the U.S.     forth details of the
                           Securities and Exchange    Funds, which must precede
                           Commission for its first   or accom-pany this report.
                           and third fiscal quarters
                           on Form N-Q. The Trust's
                           Forms N-Q are available
                           on the U.S. Securities
                           and Exchange Commission's
                           website at
                           http://www.sec.gov. You
                           can also review and
                           obtain copies of the
                           Forms N-Q at the U.S.
                           Securities and Exchange
                           Com-mission's Public
                           Reference Room in
                           Wash-ington, DC
                           (information on the
                           operation of Public
                           Reference Room may be
                           obtained by calling
                           1-800-SEC-0330).

                                    [GRAPHIC]


GO PAPERLESS!!

DID YOU KNOW THAT YOU HAVE THE OPTION TO
RECEIVE YOUR SHAREHOLDER REPORTS ONLINE?

By choosing this convenient service, you will no longer receive paper copies of Fund documents such as annual reports, semi-annual reports, prospectuses and proxy statements in the mail. Instead, you are provided with quick and easy access to this information via the Internet.

Why Choose Electronic Delivery?

IT'S QUICK -- Fund documents will be received faster than via traditional mail.

IT'S CONVENIENT -- Elimination of bulky documents from personal files.

IT'S COST EFFECTIVE -- Reduction of your Fund's printing and mailing costs.

TO SIGN UP FOR ELECTRONIC DELIVERY, FOLLOW
THESE SIMPLE STEPS:

                   1   GO TO WWW.SAFUNDS.COM

                   2   CLICK ON THE LINK TO "GO PAPERLESS!!"

The email address you provide will be kept strictly confidential. Once your enrollment has been processed, you will begin receiving email notifications when anything you receive electronically is available online.

You can return to www.safunds.com at any time to change your email address, edit your preferences or to cancel this service if you choose to resume physical delivery of your Fund documents.

Please note - this option is only available to accounts opened through the Funds.

FOR INFORMATION ON RECEIVING THIS REPORT ONLINE, SEE INSIDE BACK COVER.

FUNDS DISTRIBUTED BY AIG CAPITAL SERVICES, INC.

This fund report must be preceded by or accompanied by a prospectus.

Investors should carefully consider a Fund's investment objectives, risks, charges and expenses before investing. The prospectus, containing this and other important information, can be obtained from your financial advisor, the SunAmerica Sales Desk at 800-858-8850, ext. 6003, or at www.safunds.com. Read the prospectus carefully before investing.

WWW.SAFUNDS.COM

EQANN - 9/14

[LOGO]

AIG

Sun America
Mutual Funds

Item 2.  Code of Ethics

         The SunAmerica Equity Funds (the "registrant") has adopted a Code of Ethics applicable to its Principal Executive and Principal Accounting Officers pursuant to Section 406 of the Sarbanes-Oxley Act of 2002. During the fiscal year ended 2014, there were no reportable amendments, waivers or implicit waivers to a provision of the Code of Ethics that applies to the registrant's Principal Executive and Principal Accounting Officers.

Item 3.  Audit Committee Financial Expert.

         The registrant's Board of Trustees has determined that William J. Shea, the Chairman of the registrant's Audit Committee, qualifies as an audit committee financial expert, as defined in Item 3(b) of Form N-CSR.
         Mr. Shea is considered to be "independent" for purposes of Item 3(a)(2) of Form N-CSR.

Item 4.  Principal Accountant Fees and Services.

         (a)--(d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant's principal accountant were as follows:

                                                2013        2014
         (a) Audit Fees ....................$  100,119   $  103,925
         (b) Audit-Related Fees ............$        0   $        0
         (c) Tax Fees ......................$        0   $        0
         (d) All Other Fees ................$        0   $        0

         Audit Fees include amounts related to the audit of the registrant's annual financial statements and services normally provided by the principal accountant in connection with statutory and regulatory filings.

         Aggregate fees billed to the investment adviser and Adviser Affiliates (as defined below in Item 4(e)) that are required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X for the last two fiscal years for services rendered by the registrant's principal accountant were as follows:

                                                2013              2014
         (b) Audit-Related Fees ............$         0       $         0
         (c) Tax Fees ......................$         0       $         0
         (d) All Other Fees ................$         0       $         0

    (e) (1) The registrant's audit committee pre-approves all audit services provided by the registrant's principal accountant for the registrant and all non-audit services provided by the registrant's principal accountant for the registrant, its investment adviser and any entity controlling, controlled by, or under common control with the investment adviser ("Adviser Affiliates") that provides ongoing services to the registrant, if the engagement by the investment adviser or Adviser Affiliate relates directly to the operations and financial reporting of the registrant. The audit committee has not presently established any pre-approval policies and procedures that permit the pre-approval of the above services other than by the full audit committee. Certain de minimis exceptions are allowed for non-audit services in accordance with Rule 2-01(c)(7)(i)(C) of Regulation S-X as set forth in the registrant's audit committee charter.

          (2) No services included in (b)-(d) above in connection with fees billed to the registrant or the investment adviser or Adviser Affiliates were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

    (f)  Not applicable.

    (g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant's principal accountant for non-audit services rendered to the registrant, its investment adviser, and Adviser Affiliates that provides ongoing services to the registrant for 2013 and 2014 were $45,982 and $0, respectively.

    (h)  Not applicable.

Item 5.  Audit Committee of Listed Registrants.

         Not applicable.

Item 6.  Investments.

         Included in Item 1 to the Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

         Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

         Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

         Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

         There were no material changes to the procedures by which shareholders may recommend nominees to the registrant's Board of Trustees that were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by 22(b)(15)) of Schedule 14A (17 CFR 240.14a-
         101), or this Item 10.

Item 11. Controls and Procedures.

     (a) An evaluation was performed within 90 days of the filing of this report, under the supervision and with the participation of the registrant's management, including the President and Treasurer, of the effectiveness of the design and operation of the registrant's disclosure controls and procedures (as defined under Rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c))). Based on that evaluation, the registrant's management, including the President and Treasurer, concluded that the registrant's disclosure controls and procedures are effective.

     (b) There was no change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940 (17 CFR 270.30a-3(d))) that occurred during the registrant's last fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal contro1 over financial reporting.

Item 12. Exhibits.

     (a) (1) Code of Ethics applicable to its Principal Executive and Principle Accounting Officers pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 attached hereto as Exhibit 99.406. Code of Ethics.

          (2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

          (3) Not applicable.

     (b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) and Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto as Exhibit 99.906.CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SunAmerica Equity Funds

By: /s/ John T. Genoy
    ------------------
    John T. Genoy
    President

Date: December 8, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ John T. Genoy
    -----------------
    John T. Genoy
    President

Date: December 8, 2014

By: /s/ Gregory R. Kingston
    -----------------------
    Gregory R. Kingston
    Treasurer

Date: December 8, 2014